UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-21910

 Claymore Exchange-Traded Fund Trust 2

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532

(Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  August 31

Date of reporting period:  September 1, 2012 - August 31, 2013

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

ETF

August 31, 2013

GUGGENHEIM FUNDS

ANNUAL REPORT

GUGGENHEIMINVESTMENTS.COM
... YOUR ROAD TO THE LATEST, MOST UP-TO-DATE INFORMATION

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents
Dear Shareholder	3
Economic and Market Overview	4
Management Discussion of Fund Performance	6
Fund Summary & Performance	11
Overview of Fund Expenses	19
Portfolio of Investments	20
Statement of Assets and Liabilities	27
Statement of Operations	28
Statements of Changes in Net Assets	30
Financial Highlights	32
Notes to Financial Statements	36
Report of Independent Registered Public
Accounting Firm	43
Supplemental Information	44
Considerations Regarding Annual Review of
the Investment Advisory Agreements and Investment
Subadvisory Agreement	46
Trust Information	51
About the Trust Adviser	Back Cover

August 31, 2013

DEAR SHAREHOLDER

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for four of our exchange-traded funds (“ETFs” or “Funds”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

This report covers performance of the following Funds for the annual fiscal period ended August 31, 2013, with the name of each Fund followed by its NYSE Arca ticker symbol:

-	Guggenheim China All-Cap ETF (YAO)

-	Guggenheim China Technology ETF (CQQQ)

-	Guggenheim Solar ETF (TAN)

-	Guggenheim S&P Global Water Index ETF (CGW)

Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report we offer 39 ETFs with a wide range of domestic and global themes, as well as closed-end funds and unit investment trusts. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.

Sincerely,

Donald Cacciapaglia
Trustee and Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

September 30, 2013

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ECONOMIC AND MARKET OVERVIEW	August 31, 2013

For most of the 12-month period ended August 31, 2013, the U.S. economy and investment markets benefited from continued monetary accommodation from the world’s central banks and an improving picture for housing and employment. However, speculation about the end of quantitative easing (QE) began rattling investors in May, which, along with growing fundamental risk in China and the other emerging markets, prompted a sell-off in fixed income and equity markets.

Economic data continues to confirm that housing has been the key pillar supporting the ongoing U.S. expansion, generating 50% of growth in the first half of 2013. Concerns about the possibility of a reduction in the Fed’s asset purchases drove interest rates higher, with mortgage rates rising by over 100 basis points from May through August. This is having a severe impact on housing, even though it may not show up in the economic data until later in the year.

Although the unemployment rate has fallen to a four and a half year low, its decline was more a function of a declining labor force participation rate than exuberant hiring. Additionally, solid job gains in the private sector over the period were overshadowed by sluggish growth in aggregate earnings, owing to a rising share of part-time employment which puts downward pressure on consumption growth.

Internationally, tension in Syria and the Middle East kept investors edgy and energy prices high. Fears of a Chinese credit crunch also added to investor anxiety, and measures implemented to address structural problems in China’s economy appear to be temporary rather than long-term solutions. The devaluation of the Japanese yen is putting pressure on all the economies in the region, and making the global economy vulnerable to an unexpected economic shock. Europe, meanwhile, is bouncing along a bottom, and the growth outlook remains weak.

Volatility continues to be driven not only by the potential for an economic soft patch, but by a number of short-term issues ranging from the appointment of the next Federal Reserve chairman to the continuing headwinds for housing, the full impact of the sequester, and looming budget and debt-ceiling debates.

For the 12-month period ended August 31, 2013, the return of the Standard & Poor’s 500 Index (the “S&P 500”) was 18.70%. The Barclays U.S. Aggregate Bond Index returned -2.47% for the period, while the Barclays 1-3 Month U.S. Treasury Bill Index returned 0.07%. The MSCI EAFE Index returned 18.66%, while the MSCI Emerging Markets Index returned 0.54%.

4 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

August 31, 2013

Index Definitions

All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”).

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Dow Jones Global Utilities Index includes those companies in the Dow Jones Global Index associated with generating and distributing electricity through the burning of fossil fuels such as coal, petroleum and natural gas, and through nuclear energy; alternative electricity companies generating and distributing electricity from a renewable source; distributors of gas to end users; and multi-utility and water companies.

The MSCI China Index is a capitalization weighted index that monitors the performance of stocks from the country of China.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Standard & Poor’s (“S&P”) 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Industry Sectors

Comments about industry sectors in these fund commentaries are based on Bloomberg industry classifications.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE	August 31, 2013

YAO Guggenheim China All-Cap ETF

Fund Overview

The Guggenheim China All-Cap ETF, NYSE Arca ticker: YAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China All Cap Index (the “Index”).

The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies based in mainland China. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. The Index includes equity securities of companies of all capitalizations, as defined by AlphaShares, subject to certain minimum capitalization requirements. The Fund will invest at least 80% of its total assets in common stock, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts or shares representing common stocks included in the Index (or underlying securities representing ADRs, ADSs, GDRs and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2013.

On a market price basis, the Fund generated a total return of 15.02%, which included an increase in market price over the period to $24.49 as of August 31, 2013, from $21.76 on August 31, 2012. On an NAV basis, the Fund generated a total return of 16.25%, which included an increase in NAV over the period to $24.63 as of August 31, 2013, from $21.66 on August 31, 2012. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and Chinese market comparison purposes, the Index returned 17.14% and the MSCI China Index returned 14.07% for the same period.

The Fund made an annual income distribution of $0.5610 per share on December 31, 2012, to shareholders of record on December 27, 2012.

Performance Attribution

For the 12-month period ended August 31, 2013, the financial sector made the strongest contribution to the Fund’s return. The diversified sector contributed least significantly to the Fund’s return. No sector detracted.

Positions that contributed most significantly to the Fund’s return included Tencent Holdings Ltd., which provides internet, mobile and telecommunication value-added services in China; Industrial & Commercial Bank of China Ltd., a provider of personal and commercial banking services throughout China; and Baidu, Inc., ADR, a Chinese-language Internet search provider (6.6%, 4.7% and 5.0%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Belle International Holdings Ltd., a manufacturer of women’s footwear; Tingyi Cayman Islands Holding Corp., which, through its subsidiaries, manufactures and sells instant noodles, baked goods and beverages in China; and Yanzhou Coal Mining Co. Ltd., which operates underground mining and coal preparation and operation businesses (0.8%, 0.7% and 0.2%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	August 31, 2013

CQQQ Guggenheim China Technology ETF

Fund Overview

The Guggenheim China Technology ETF, NYSE Arca ticker: CQQQ (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Technology Index (the “Index”).

The Index is designed to measure and monitor the performance of the universe of publicly-traded companies which are based in mainland China, Hong Kong or Macau, are in the Information Technology Sector, as defined by Standard & Poor’s Global Industry Classification Standard, and are open to foreign investment. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. The Index includes equity securities of companies of all categories of market capitalizations, as defined by AlphaShares (subject to certain minimum capitalization requirements.)

The Index may include Hong Kong-listed securities, including China H-shares and Red Chips. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Index may also include N-shares, which are issued by companies based in mainland China and listed on the NYSE Arca, Inc. or NASDAQ Stock Market. The Index will not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

The Fund will invest at least 80% of its total assets in common stock, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts or shares representing common stocks included in the Index (or underlying securities representing ADRs, ADSs, GDRs and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2013.

On a market price basis, the Fund generated a total return of 51.07%, which included an increase in market price over the period to $29.59 as of August 31, 2013, from $19.96 on August 31, 2012. On an NAV basis, the Fund generated a total return of 50.39%, which included an increase in NAV over the period to $29.55 as of August 31, 2013, from $20.03 on August 31, 2012. At the end of the period, the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and broad Chinese market comparison purposes, the Index returned 51.32% and the MSCI China Index returned 14.07% for the same period.

The Fund made an annual income distribution of $0.4260 per share on December 31, 2012, to shareholders of record on December 27, 2012.

Performance Attribution

For the 12-month period ended August 31, 2013, the communications sector contributed most to the Fund’s return, followed by the technology sector. The two sectors account for about 80% of the portfolio. The consumer, cyclical sector was the only sector to detract from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Tencent Holdings Ltd., which provides Internet, mobile and telecommunication value-added services in China; Kingsoft Corp. Ltd., a developer and marketer of computer software; and Semiconductor Manufacturing International Corp., which manufactures, trades, packages, tests and provides computer-aided design integrated circuits (10.8%, 3.8% and 3.2%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Digital China Holdings Ltd., which, through its subsidiaries, distributes foreign brand information technology products and provides system integration service in China; DBA Telecommunication Asia Holdings Ltd., which owns and operates smart payment terminals across China; and Renren, Inc., ADR, operator of social networking Internet sites (2.0%, 0.3% and 1.0%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	August 31, 2013

TAN Guggenheim Solar ETF

Fund Overview

The Guggenheim Solar ETF, NYSE Arca ticker: TAN (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the MAC Global Solar Energy Index (the “Index”).

The Index is comprised of approximately 25 securities selected based on the relative importance of solar power within the company’s business model, as determined by MAC Indexing LLC (the “Index Provider”). As of August 31, 2013, the median market capitalization of securities included in the Index was $400 million. The Index is designed to track companies within the following business segments of the solar energy industry: companies that produce solar power equipment and products for end-users; companies that produce fabrication products (such as the equipment used by solar cell and module producers to manufacture solar power equipment) or services (such as companies specializing in the solar cell manufacturing or the provision of consulting services to solar cell and module producers) for solar power equipment producers; companies that supply raw materials or components to solar power equipment producers or integrators; companies that derive a significant portion of their business (as defined in the Fund prospectus under “Index Methodology”) from solar power system sales, distribution, installation, integration or financing; and companies that specialize in selling electricity derived from solar power. The Index is generally comprised of equity securities, including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”), traded in developed markets, as defined by the Index Provider. While the equity securities comprising the Index are traded in developed markets, the issuers of such securities may be located in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. The Fund will invest at least 90% of its total assets in common stock, ADRs and GDRs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs and GDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2013.

On a market price basis, the Fund generated a total return of 77.34%, which included an increase in market price over the period to $27.16 as of August 31, 2013, from $16.71 on August 31, 2012. On an NAV basis, the Fund generated a total return of 77.60%, which included an increase in NAV over the period to $27.23 as of August 31, 2013, from $16.74 on August 31, 2012. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index and broad international market comparison purposes, the Index returned 74.25% and the MSCI World Index returned 17.63% for the same period.

The Fund made an annual income distribution of $1.424 per share on December 31, 2012, to shareholders of record on December 27, 2012.

Performance Attribution

The Fund’s holdings are in the basic materials, energy, industrial and technology sectors. Technology contributed the most to the Fund’s return for the 12-month period ended August 31, 2013, while the basic materials sector was the only detractor from the Fund’s return.

Positions that contributed to the Fund’s return included First Solar, Inc., a U.S.-based producer of solar modules and photovoltaic solar power systems; SunPower Corporation, an integrated solar products and services company; and SunEdison, Inc., which manufactures semiconductors and solar energy technology (7.4%, 4.8% and 4.8%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Meyer Burger Technology AG, a Swiss company that provides systems and production lines for photovoltaics in the solar industry (6.1% of the Fund’s long-term investments at period end); Conergy AG, a German manufacturer of products for solar power generation (not held in the portfolio at period end); and SolarWorld AG, a German developer and producer of solar technologies (1.0% of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	August 31, 2013

CGW Guggenheim S&P Global Water Index ETF

Fund Overview

The Guggenheim S&P Global Water Index ETF, NYSE Arca ticker: CGW (the “Fund”), seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P Global Water Index (the “Index”).

The Index is comprised of approximately 50 equity securities selected, based on investment and other criteria, from a universe of companies listed on global developed market exchanges. Standard & Poor’s Financial Services LLC, a division of McGraw Hill Financial (“S&P”), generally defines “developed markets” as the capital markets of those countries with high levels of per capita income and strict market regulation resulting in greater transparency. The universe of companies includes all companies classified by Standard & Poor’s Global Industry Classifications as being associated (in a manner representing a major component of such companies’ business) with the global demand for water, including water utilities, infrastructure, equipment, instruments and materials. Total market capitalization and float-adjusted market capitalization of securities in the Index must be at least $250 million and $100 million, respectively, at the time of each reconstitution, which includes small-, mid-, and large-capitalization securities as defined by S&P. The companies in the universe are selected using criteria as identified by S&P.

The Fund will invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2013.

On a market price basis, the Fund generated a total return of 16.13%, which included an increase in market price over the period to $23.88 as of August 31, 2013, from $20.98 on August 31, 2012. On an NAV basis, the Fund generated a total return of 15.85%, which included an increase in NAV over the period to $23.90 as of August 31, 2013, from $21.05 on August 31, 2012. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.

For underlying index, broad global market and global utilities market comparison purposes, the S&P Global Water Index returned 16.28%, the MSCI World Index returned 17.63% and the Dow Jones Global Utilities Index returned 6.58% for the same period.

The Fund made an annual income distribution of $0.4510 per share on December 31, 2012, to shareholders of record on December 27, 2012.

Performance Attribution

For the 12-month period ended August 31, 2013, the industrial sector contributed most significantly to the Fund’s return. More than 90% of the Fund’s holdings are in either the industrial or the utilities sectors. The basic materials sector was the only detractor from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Pentair Ltd., which delivers services related to water and other fluids; Veolia Environnement SA, a French provider of environmental management services; and Geberit AG, a Swiss manufacturer and supplier of water supply pipes and fittings, installation systems, drainage and flushing systems for the commercial and residential construction markets (7.4%, 5.4% and 5.6%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Cia de Saneamento Basico do Estado de Sao Paulo ADR, a Brazilian company that collects, treats and distributes water; Israel Chemicals Ltd., which develops, manufactures and markets chemical and fertilizer products in Israel; and Pennon Group PLC, which operates and invests primarily in the areas of water and sewerage services and waste management (2.3%, 1.8% and 3.2%, respectively, of the Fund’s long-term investments at period end).

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August 31, 2013

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds Investment Advisors, LLC only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim Funds ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in a Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of Fund-specific risks and considerations.

Investment Risk. An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. The value of the securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by each Fund participate, or factors relating to specific companies in which such Fund invests.

Foreign Investment Risk. A Fund’s investments in non-U.S. issuers, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of such Fund’s investments or prevent such Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk. Investment in securities of issuers based in developing or “emerging market” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Micro-, Small and Medium-Sized Company Risk. Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.

Replication Management Risk. The Funds are not “actively” managed. Therefore, it would not necessarily sell a security because the stock’s issuer was in financial trouble unless that stock is removed from such Fund’s Index.

Non-Correlation Risk: A Fund’s return may not match the return of such Fund’s index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. A Fund may not be fully invested at times, either as a result of cash flows into such Fund or reserves of cash held by a Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk: Certain Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Concentration Risk. If the Index concentrates in an industry or group of industries the Fund’s investments will be concentrated accordingly. In such event, the value of the Fund’s Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

China Investment Risk (YAO and CQQQ). Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and the European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Funds’ portfolios. Financial market conditions, as well as various social and political tensions in the US and around the world, have contributed to increased market volatility and may have long-term effects on the US and worldwide financial markets and cause further economic uncertainties or deterioration in the US and worldwide. The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information and at guggenheiminvestments.com.

10 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited)	August 31, 2013

YAO Guggenheim China All-Cap ETF

Fund Statistics
Share Price	$24.49
Net Asset Value	$24.63
Premium/Discount to NAV	-0.57%
Net Assets ($000)	$46,804

Total Returns
		Three	Since
(Inception	One	Year	Inception
10/19/09)	Year	(Annualized)	(Annualized)
Guggenheim China All-Cap ETF
NAV	16.25%	2.08%	1.34%
Market	15.02%	1.90%	1.18%
AlphaShares China
All Cap Index	17.14%	2.84%	2.11%
MSCI China Index	14.07%	1.42%	0.48%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.82 per share for share price returns or initial net asset value (NAV) of $24.82 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI China Index, a representative sample for the entire Chinese investment universe, combining A, B, H, Red Chip and P Chip share classes as well as US and Singapore-listed Chinese securities. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s total annual operating expense ratio of 0.70% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Financial	33.2%
Communications	24.3%
Energy	14.4%
Consumer, Non-cyclical	7.8%
Consumer, Cyclical	7.7%
Industrial	5.8%
Basic Materials	2.6%
Utilities	2.4%
Technology	1.1%
Diversified	0.5%
Total Common Stocks	99.8%
Exchange Traded Fund	0.2%
Right	0.0%*
Investments of Collateral for Securities Loaned	6.1%
Total Investments	106.1%
Liabilities in excess of Other Assets	-6.1%
Net Assets	100.0%
*Less than 0.1%

% of Long-Term
Top Ten Holdings	Investments
Tencent Holdings Ltd.	6.6%
China Mobile Ltd.	5.2%
Baidu, Inc.	5.0%
Industrial & Commercial Bank of China Ltd.	4.7%
China Construction Bank Corp.	4.6%
CNOOC Ltd.	4.3%
Bank of China Ltd.	4.2%
PetroChina Co. Ltd.	3.1%
China Life Insurance Co. Ltd.	2.6%
China Petroleum & Chemical Corp.	2.5%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 11

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

YAO Guggenheim China All-Cap ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index, a representative sample for the entire Chinese investment universe, combining A, B, H, Red Chip and P Chip share classes as well as US and Singapore-listed Chinese securities. The referenced index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

12 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

CQQQ Guggenheim China Technology ETF

Fund Summary
Share Price	$29.59
Net Asset Value	$29.55
Premium/Discount to NAV	0.14%
Net Assets ($000)	$22,164

Total Returns
		Three	Since
(Inception	One	Year	Inception
12/8/09)	Year	(Annualized)	(Annualized)
Guggenheim China Technology ETF
NAV	50.39%	8.48%	5.96%
Market	51.07%	8.47%	6.00%
AlphaShares China
Technology Index	51.32%	8.84%	6.33%
MSCI China Index	14.07%	1.42%	-0.86%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.06 per share for share price returns or initial net asset value (NAV) of $25.06 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI China Index, a representative sample for the entire Chinese investment universe, combining A, B, H, Red Chip and P Chip share classes as well as US and Singapore-listed Chinese securities. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s total annual operating expense ratio of 0.70% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Communications	54.3%
Technology	24.4%
Industrial	9.2%
Energy	4.0%
Basic Materials	3.6%
Consumer, Non-cyclical	2.1%
Consumer, Cyclical	2.0%
Total Common Stocks	99.6%
Investments of Collateral for Securities Loaned	6.7%
Total Investments	106.3%
Liabilities in excess of Other Assets	-6.3%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Baidu, Inc., ADR	11.3%
Tencent Holdings Ltd.	10.8%
Lenovo Group Ltd.	7.3%
NetEase, Inc., ADR	7.1%
SINA Corp.	7.1%
Youku Tudou, Inc., ADR	4.0%
GCL-Poly Energy Holdings Ltd.	4.0%
Kingsoft Corp. Ltd.	3.8%
Kingboard Chemical Holdings Ltd.	3.7%
Sohu.com, Inc.	3.4%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 13

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

CQQQ Guggenheim China Technology ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index, a representative sample for the entire Chinese investment universe, combining A, B, H, Red Chip and P Chip share classes as well as US and Singapore-listed Chinese securities. The referenced index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

14 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

TAN Guggenheim Solar ETF

Fund Statistics
Share Price	$27.16
Net Asset Value	$27.23
Premium/Discount to NAV	-0.26%
Net Assets ($000)	$170,150

Total Returns
		Three	Five	Since
(Inception	One	Year	Year	Inception
4/15/08)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim Solar ETF
NAV	77.60%	-23.84%	-34.16%	-31.67%
Market	77.34%	-23.77%	-34.23%	-31.70%
MAC Global Solar
Energy Index	74.25%	-26.48%	-34.95%	-32.46%
MSCI World Index	17.63%	13.33%	4.12%	2.56%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $251.30* per share for share price returns or initial net asset value (NAV) of $251.30* per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.01%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.86%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Technology	37.7%
Industrial	31.0%
Energy	29.7%
Basic Materials	1.4%
Total Common Stocks	99.8%
Investments of Collateral for Securities Loaned	39.9%
Total Investments	139.7%
Liabilities in excess of Other Assets	-39.7%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
GCL-Poly Energy Holdings Ltd.	7.7%
First Solar, Inc.	7.4%
Hanergy Solar Group Ltd.	6.5%
GT Advanced Technologies, Inc.	6.3%
Trina Solar Ltd., ADR	6.1%
Meyer Burger Technology, AG	6.1%
Renewable Energy Corp. ASA	5.1%
ReneSola Ltd., ADR	4.9%
SunPower Corp.	4.8%
SunEdison, Inc.	4.8%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

* Reflects 1 for 10 reverse stock split that occurred on February 15, 2012.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 15

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

TAN Guggenheim Solar ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The referenced index is unmanaged. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

16 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

CGW Guggenheim S&P Global Water Index ETF

Fund Statistics
Share Price	$23.88
Net Asset Value	$23.90
Premium/Discount to NAV	-0.08%
Net Assets ($000)	$253,369

Total Returns
		Three	Five	Since
(Inception	One	Year	Year	Inception
5/14/07)	Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim S&P Global
Water Index ETF
NAV	15.85%	14.11%	3.78%	2.00%
Market	16.13%	14.34%	3.57%	1.98%
S&P Global
Water Index	16.28%	14.53%	4.32%	2.58%
MSCI World
Index	17.63%	13.33%	4.12%	0.93%
Dow Jones Global
Utilities Index	6.58%	0.80%	-4.67%	-4.65%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.78 per share for share price returns or initial net asset value (NAV) of $24.78 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The Dow Jones Global Utilities Index consists of companies that provide electrical, water, natural gas, and telephone utilities. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.76%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.71%. There is a contractual fee waiver currently in place for this Fund through December 31, 2015 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Industrial	55.5%
Utilities	39.8%
Basic Materials	4.4%
Total Common Stocks	99.7%
Exchange Traded Fund	0.1%
Total Long-Term Investments	99.8%
Investments of Collateral for Securities Loaned	1.2%
Total Investments	101.0%
Liabilities in excess of Other Assets	-1.0%
Net Assets	100.0%

% of Long-Term
Top Ten Holdings	Investments
Pentair Ltd.	7.4%
American Water Works Co., Inc.	5.8%
United Utilities Group PLC	5.7%
Geberit AG	5.6%
Danaher Corp.	5.4%
Veolia Environnement SA	5.4%
Severn Trent PLC	5.0%
ALFA Laval AB	4.0%
Suez Environnement Co.	3.4%
Aqua America, Inc.	3.4%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit guggenheiminvestments.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 17

FUND SUMMARY & PERFORMANCE (Unaudited) continued	August 31, 2013

CGW Guggenheim S&P Global Water Index ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The referenced index is unmanaged. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

18 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

OVERVIEW OF FUND EXPENSES (Unaudited)	August 31, 2013

As a shareholder of Guggenheim China All-Cap ETF; Guggenheim China Technology ETF; Guggenheim Solar ETF; and Guggenheim S&P Global Water Index ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2013.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses
	Beginning	Ending	Expense	Paid
	Account	Account	Ratio for the	During
	Value	Value	Period Ended	Period1
	3/1/13	8/31/13	8/31/13	3/1/13 - 8/31/13
Guggenheim China All-Cap ETF
Actual	$ 1,000.00	$ 980.89	0.70%	$ 3.50
Hypothetical	1,000.00	1,021.68	0.70%	3.57
(5% annual return before expenses)
Guggenheim China Technology ETF
Actual	1,000.00	1,246.83	0.70%	3.96
Hypothetical	1,000.00	1,021.68	0.70%	3.57
(5% annual return before expenses)
Guggenheim Solar ETF 2
Actual	1,000.00	1,518.67	0.70%	4.44
Hypothetical	1,000.00	1,021.68	0.70%	3.57
(5% annual return before expenses)
Guggenheim S&P Global Water Index ETF 2
Actual	1,000.00	1,012.28	0.69%	3.50
Hypothetical	1,000.00	1,021.73	0.69%	3.52
(5% annual return before expenses)

1 Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended August 31, 2013. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 184/365.

2 The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

Assumes all dividends and distributions were reinvested.

Premium/Discount Information

Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at gugggenheiminvestments.com.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 19

PORTFOLIO OF INVESTMENTS	August 31, 2013

YAO Guggenheim China All-Cap ETF

Number
of Shares	Description	Value
	Long-Term Investments - 100.0%
	Common Stocks - 99.8%
	Basic Materials - 2.6%
247,996	Aluminum Corp. of China Ltd.(a)	$83,151
70,000	Angang Steel Co. Ltd.(a) (b)	44,052
111,999	China BlueChemical Ltd.	58,784
156,000	China Forestry Holdings Co. Ltd.(a) (c) (d)	–
229,996	China Lumena New Materials Corp.	45,677
82,000	China Molybdenum Co. Ltd.	32,041
195,996	China Precious Metal Resources Holdings Co. Ltd.(a) (b)	29,320
80,000	Citic Pacific Ltd.(b)	92,541
69,000	Dongyue Group	27,762
122,999	Huabao International Holdings Ltd.	54,723
106,000	Hunan Nonferrous Metal Corp. Ltd.(a) (b)	32,807
86,999	Jiangxi Copper Co. Ltd.	167,616
45,800	Kingboard Chemical Holdings Ltd.	99,581
99,999	Lee & Man Paper Manufacturing Ltd.	59,192
112,000	Maanshan Iron & Steel(a) (b)	30,765
95,999	MMG Ltd. (Australia)(a)	21,665
105,999	Nine Dragons Paper Holdings Ltd.	72,038
149,999	Sinopec Shanghai Petrochemical Co. Ltd.(a)	53,776
84,000	Yingde Gases Group Co. Ltd.	75,286
55,500	Zhaojin Mining Industry Co. Ltd.	52,606
375,994	Zijin Mining Group Co. Ltd.	94,551
		1,227,934
	Communications - 24.3%
3,132	AsiaInfo-Linkage, Inc.(a)	35,548
17,149	Baidu, Inc., ADR(a)	2,324,204
315,995	China Communications Services Corp. Ltd.	212,310
228,499	China Mobile Ltd.	2,456,075
1,853,984	China Telecom Corp. Ltd.	934,834
567,996	China Unicom Hong Kong Ltd.	861,399
8,227	Ctrip.com International Ltd., ADR(a)	378,607
6,180	Giant Interactive Group, Inc., ADR(b)	45,856
4,626	NetEase, Inc., ADR	327,243
4,249	Sina Corp.(a)	328,958
1,850	Sohu.com, Inc.(a)	115,199
65,700	Tencent Holdings Ltd.	3,080,641
8,094	Youku Tudou, Inc., ADR(a) (b)	187,700
39,440	ZTE Corp.(a)	76,292
		11,364,866
	Consumer, Cyclical - 7.7%
129,999	Air China Ltd.	82,985
38,000	Ajisen China Holdings Ltd.	40,870
50,000	Anta Sports Products Ltd.	64,608
276,995	Belle International Holdings Ltd.	382,929
183,999	Bosideng International Holdings Ltd.	37,491
175,998	Brilliance China Automotive Holdings Ltd.(a)	258,740
33,000	Byd Co. Ltd.(a) (b)	118,520
124,000	China Eastern Airlines Corp. Ltd.(a)	37,898
76,000	China Resources Enterprise Ltd.	216,600
112,000	China Southern Airlines Co. Ltd.	38,131
167,999	China Travel International Investments	31,631
53,000	China ZhengTong Auto Services Holdings Ltd.(a)	32,807
52,000	Dah Chong Hong Holdings Ltd.	39,967
49,000	Digital China Holdings Ltd.	53,964
180,000	Dongfeng Motor Group Co. Ltd.	249,304
254,995	Geely Automobile Holdings Ltd.	134,166
38,000	Golden Eagle Retail Group Ltd.	52,729
715,992	GOME Electrical Appliances Holding Ltd.(a) (b)	73,867
65,000	Great Wall Motor Co. Ltd.	331,102
141,999	Guangzhou Automobile Group Co. Ltd.	144,848
55,000	Haier Electronics Group Co. Ltd.	96,178
157,199	Hengdeli Holdings Ltd.	36,085
72,000	Intime Retail Group Co. Ltd.	84,308
40,000	Minth Group Ltd.	72,011
75,000	Parkson Retail Group Ltd.	29,499
449,994	REXLot Holdings Ltd.	31,337
40,100	Shanghai Pharmaceuticals Holding Co. Ltd.	76,121
26,999	Shenzhou International Group Holdings Ltd.	87,740
121,999	Skyworth Digital Holdings Ltd.	66,235
71,996	Springland International Holdings Ltd.	38,252
137,499	Sun Art Retail Group Ltd.	187,247
31,400	Weichai Power Co. Ltd.	113,786
33,000	Wumart Stores, Inc.	62,473
137,999	Xinyi Glass Holdings Ltd.	129,023
35,000	Zhongsheng Group Holdings Ltd.(b)	46,399
		3,579,851
	Consumer, Non-cyclical - 7.8%
138,999	China Agri-Industries Holdings Ltd.	65,248
46,000	China Foods Ltd.	17,322
67,495	China Medical System Holdings Ltd.	56,489
89,999	China Mengniu Dairy Co. Ltd.	380,683
187,991	China Modern Dairy Holdings Ltd.(a) (b)	62,790
25,000	China Shineway Pharmaceutical Group Ltd.	38,752
87,000	China Yurun Food Group Ltd.(a) (b)	54,975
383,994	CP Pokphand Co. Ltd.	33,673
49,001	Hengan International Group Co. Ltd.	536,809
76,000	Jiangsu Expressway Co. Ltd.	86,150
5,588	Mindray Medical International Ltd., ADR(b)	217,373
8,212	New Oriental Education & Technology Group, ADR	174,341
36,000	People’s Food Holdings Ltd.	26,928
120,001	Shandong Weigao Group Medical Polymer Co. Ltd.	113,124

See notes to financial statements.
20 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

YAO Guggenheim China All-Cap ETF continued

Number
of Shares	Description	Value
	Consumer, Non-cyclical continued
76,000	Shenguan Holdings Group Ltd.(b)	$30,383
524,994	Shenzhen International Holdings Ltd.	65,672
119,994	Sihuan Pharmaceutical Holdings Group Ltd.	89,596
187,995	Sino Biopharmaceutical	134,310
55,201	Sinopharm Group Co. Ltd.	138,387
121,999	Tingyi Cayman Islands Holding Corp.	302,071
18,000	Tsingtao Brewery Co. Ltd.	133,356
60,000	Uni-President China Holdings Ltd.(b)	51,300
35,000	Vinda International Holdings Ltd.	35,883
429,994	Want Want China Holdings Ltd.	637,694
4,316	WuXi PharmaTech Cayman, Inc., ADR(a)	103,584
91,999	Zhejiang Expressway Co. Ltd.	76,998
		3,663,891
	Diversified - 0.5%
72,000	China Merchants Holdings International Co. Ltd.	243,268
	Energy - 14.4%
257,995	China Coal Energy Co. Ltd.	152,048
153,999	China Gas Holdings Ltd.	160,664
183,998	China Longyuan Power Group Corp.	194,334
239,994	China Oil & Gas Group Ltd.	31,878
95,999	China Oilfield Services Ltd.	247,351
1,617,186	China Petroleum & Chemical Corp.	1,165,799
214,998	China Shenhua Energy Co. Ltd.	668,195
1,018,991	CNOOC Ltd.	2,023,685
454,996	GCL-Poly Energy Holdings Ltd.(a) (b)	120,285
207,996	Kunlun Energy Co. Ltd.	303,100
1,339,989	PetroChina Co. Ltd.	1,458,463
218,000	Shougang Fushan Resources Group Ltd.(b)	73,094
265,996	United Energy Group Ltd.(a)	39,791
123,999	Yanzhou Coal Mining Co. Ltd.(b)	110,336
		6,749,023
	Financial - 33.2%
86,000	Agile Property Holdings Ltd.	91,607
1,612,985	Agricultural Bank of China Ltd.	692,670
4,620,973	Bank of China Ltd.	1,942,687
537,994	Bank of Communications Co. Ltd.	355,222
526,994	China Citic Bank Corp. Ltd.	251,454
2,957,983	China Construction Bank Corp.	2,166,685
56,000	China Everbright Ltd.	75,395
501,996	China Life Insurance Co. Ltd.	1,232,591
308,995	China Merchants Bank Co. Ltd.	535,553
358,994	China Minsheng Banking Corp. Ltd.(b)	386,105
47,000	China Overseas Grand Oceans Group Ltd.	61,459
257,997	China Overseas Land & Investment Ltd.	768,561
129,800	China Pacific Insurance Group Co. Ltd.	433,537
123,999	China Resources Land Ltd.	339,005
57,800	China Taiping Insurance Holdings Co. Ltd.(a)	79,160
168,994	Chongqing Rural Commercial Bank	76,059
56,501	CITIC Securities Co. Ltd.	110,023
100,000	COSCO Pacific Ltd.	147,013
449,874	Country Garden Holdings Co. Ltd.	281,374
340,996	Evergrande Real Estate Group Ltd.(a)	145,116
86,000	Far East Horizon Ltd.	52,014
225,998	Franshion Properties China Ltd.	78,399
175,996	Glorious Property Holdings Ltd.(a)	26,555
38,000	Greentown China Holdings Ltd.	70,959
67,600	Guangzhou R&F Properties Co. Ltd.	110,365
93,200	Haitong Securities Co. Ltd.	135,093
44,000	Hopson Development Holdings Ltd.(a)	53,848
3,335,980	Industrial & Commercial Bank of China Ltd.	2,189,742
124,999	Kaisa Group Holdings Ltd.(a) (b)	36,753
85,499	KWG Property Holding Ltd.	57,776
87,499	Longfor Properties Co. Ltd.	146,238
33,100	New China Life Insurance Co. Ltd.(a)	90,280
279,997	PICC Property & Casualty Co. Ltd.	389,968
128,000	Ping An Insurance Group Co. of China Ltd.(b)	897,142
129,999	Poly Property Group Co. Ltd.	78,626
715,992	Renhe Commercial Holdings Co. Ltd.(a)	41,550
31,000	Shanghai Industrial Holdings Ltd.	101,542
137,999	Shenzhen Investment Ltd.	57,304
83,999	Shimao Property Holdings Ltd.	214,049
244,495	Shui On Land Ltd.	75,672
244,995	Sino-Ocean Land Holdings Ltd.	145,018
116,999	SOHO China Ltd.	99,431
108,000	Sunac China Holdings Ltd.	75,905
37,000	Yanlord Land Group Ltd. (Singapore)	33,906
339,994	Yuexiu Property Co. Ltd.	96,021
		15,525,432
	Industrial - 5.8%
44,482	AAC Technologies Holdings, Inc.	203,067
82,500	Anhui Conch Cement Co. Ltd.	266,510
151,999	AviChina Industry & Technology Co. Ltd.	77,426
74,000	BBMG Corp.(c) (d)	50,673
94,000	Beijing Capital International Airport Co. Ltd.	61,581
243,995	Beijing Enterprises Water Group Ltd.	104,465
277,995	China Communications Construction Co. Ltd.	212,949
161,499	China COSCO Holdings Co. Ltd.(a)	74,143
135,999	China Everbright International Ltd.	128,380
57,000	China Lesso Group Holdings Ltd.	34,107
41,400	China Metal Recycling Holdings Ltd.(a) (b) (c) (d)	–
183,998	China National Building Material Co. Ltd.	169,182
107,999	China Railway Construction Corp. Ltd.	102,785

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 21

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

YAO Guggenheim China All-Cap ETF continued

Number
of Shares	Description	Value
	Industrial continued
240,995	China Railway Group Ltd.	$123,692
108,000	China Resources Cement Holdings Ltd.	68,524
201,996	China Rongsheng Heavy Industries Group Holdings Ltd.(a) (b)	23,705
121,999	China Shanshui Cement Group Ltd.	48,457
234,996	China Shipping Container Lines Co. Ltd.(a) (b)	60,004
82,000	China Shipping Development Co. Ltd.(a) (b)	41,241
91,999	China State Construction International Holdings Ltd.	148,539
87,999	China Zhongwang Holdings Ltd.(a)	26,668
114,999	CSR Corp. Ltd.	83,642
21,600	Dongfang Electric Corp. Ltd.(b)	30,195
90,000	Guangshen Railway Co. Ltd.	43,292
34,000	Haitian International Holdings Ltd.	62,612
44,000	Harbin Electric Co. Ltd.	27,236
58,000	Kingboard Laminates Holdings Ltd.	22,514
172,999	Lonking Holdings Ltd.(a)	36,365
169,999	Metallurgical Corp. of China Ltd.(a)	30,034
127,999	NVC Lighting Holdings Ltd.	33,178
56,000	Sany Heavy Equipment International Holdings Co. Ltd.	16,321
179,998	Shanghai Electric Group Co. Ltd.	66,620
132,000	Yangzijiang Shipbuilding Holdings Ltd.(b)	97,701
27,999	Zhuzhou CSR Times Electric Co. Ltd.	88,282
89,399	Zoomlion Heavy Industry Science and Technology Co. Ltd.(b)	69,634
		2,733,724
	Technology - 1.1%
385,996	Lenovo Group Ltd.	373,333
1,457,986	Semiconductor Manufacturing International Corp.(a)	103,411
58,000	Travelsky Technology Ltd.	46,673
		523,417
	Utilities - 2.4%
30,000	Beijing Enterprises Holdings Ltd.	212,782
125,999	China Power International Development Ltd.	46,309
46,000	China Resources Gas Group Ltd.	108,558
109,999	China Resources Power Holdings Co. Ltd.	252,500
209,998	Datang International Power Generation Co. Ltd.	90,451
155,998	Guangdong Investment Ltd.	129,153
199,996	Huaneng Power International, Inc.	199,367
185,992	Huaneng Renewables Corp. Ltd.	59,963
		1,099,083
	Total Common Stocks - 99.8%
	(Cost $50,466,304)	46,710,489
	Exchange Traded Fund - 0.2%
2,440	iShares FTSE China 25 Index Fund (United States)(b)
	(Cost $84,192)	85,790
	Right - 0.0%*
	Financial - 0.0%
45,848	China Merchants Bank Co., Ltd., 10/19/2013(a) (c)
	(Cost $0)	10,406

	Total Long-Term Investments - 100.0%
	(Cost $50,550,496)	46,806,685

	Investments of Collateral for
	Securities Loaned - 6.1%
2,848,122	BNY Mellon Securities Lending Overnight
	Fund, 0.0813%(e) (f)
	(Cost $2,848,122)	2,848,122

	Total Investments - 106.1%
	(Cost $53,398,618)	49,654,807
	Liabilities in excess of Other Assets - (6.1%)	(2,850,580)
	Net Assets - 100.0%	$46,804,227

ADR - American Depositary Receipt

*	Less than 0.1%
(a)	Non-income producing security.
(b)	Security, or portion thereof, was on loan at August 31, 2013.
(c)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $61,079 which represents 0.1% of net assets.

(d)	Illiquid security.
(e)	At August 31, 2013, the total market value of the Fund’s securities on loan was $2,496,892 and the total market value of the collateral held by the Fund was $2,848,122.
(f)	Interest rate shown reflects yield as of August 31, 2013.
Securities are classified by sectors that represent broad groupings of related industries.

% of Long-Term
Country Breakdown	Investments
China	99.6%
United States	0.2%
Singapore	0.1%
Australia	0.1%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	90.4%
United States Dollar	9.3%
Singapore Dollar	0.3%
Subject to change daily.

See notes to financial statements.
22 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

CQQQ Guggenheim China Technology ETF

Number
of Shares	Description	Value
	Common Stocks - 99.6%
	Basic Materials - 3.6%
373,299	Kingboard Chemical Holdings Ltd.	$811,645
	Communications - 54.3%
26,508	AsiaInfo-Linkage, Inc.(a)	300,866
18,468	Baidu, Inc., ADR(a)	2,502,968
472,003	China All Access Holdings Ltd.	167,999
675,999	China Wireless Technologies Ltd.	274,605
442,999	Comba Telecom Systems Holdings Ltd.(a) (b)	140,537
316,003	DBA Telecommunication Asia Holdings Ltd.(a) (c) (d)	61,127
53,031	Giant Interactive Group, Inc., ADR	393,490
22,158	NetEase, Inc., ADR	1,567,457
68,156	Renren, Inc., ADR(a) (b)	222,189
20,137	SINA Corp.(a)	1,559,006
11,929	Sohu.com, Inc.(a)	742,819
312,999	TCL Communication Technology Holdings Ltd.	173,565
51,001	Tencent Holdings Ltd.	2,391,412
38,223	Youku Tudou, Inc., ADR(a)	886,391
332,202	ZTE Corp.	642,607
		12,027,038
	Consumer, Cyclical - 2.0%
404,001	Digital China Holdings Ltd.	444,930
	Consumer, Non-cyclical - 2.1%
1,239,998	Anxin-China Holdings Ltd.	476,529
	Energy - 4.0%
3,334,020	GCL-Poly Energy Holdings Ltd.(a) (b)	881,402
	Industrial - 9.2%
149,494	AAC Technologies Holdings, Inc.	682,462
1,023,998	China Aerospace International Holdings Ltd.	110,925
578,000	China High Precision Automation Group Ltd.(c) (d)	51,059
977,999	Hi Sun Technology China Ltd.(a)	171,526
491,999	Kingboard Laminates Holdings Ltd.	190,978
479,976	Tech Pro Technology Development Ltd.(a)	218,497
741,999	Truly International Holdings	458,343
241,999	Wasion Group Holdings Ltd.	149,486
		2,033,276
	Technology - 24.4%
15,218	AutoNavi Holdings Ltd., ADR(a)	171,355
659,974	Chinasoft International Ltd.(a)	207,667
5,614,025	Hanergy Solar Group Ltd.(a) (b)	542,985
449,999	Ju Teng International Holdings Ltd.	251,856
929,999	Kingdee International Software Group Co. Ltd.	284,238
390,999	Kingsoft Corp. Ltd.	827,943
1,672,008	Lenovo Group Ltd.	1,617,154
129,001	NetDragon Websoft, Inc.	306,432
9,905,988	Semiconductor Manufacturing International Corp.(a)	702,607
471,999	TPV Technology Ltd.	93,129
491,999	Travelsky Technology Ltd.	395,914
		5,401,280
	Total Common Stocks - 99.6%
	(Cost $18,660,822)	22,076,100
	Investments of Collateral for
	Securities Loaned - 6.7%
1,478,358	BNY Mellon Securities Lending Overnight
	Fund, 0.0813%(e) (f)
	(Cost $1,478,358)	1,478,358
	Total Investments - 106.3%
	(Cost $20,139,180)	23,554,458
	Liabilities in excess of Other Assets - (6.3%)	(1,390,925)
	Net Assets - 100.0%	$22,163,533

ADR - American Depositary Receipt
(a) Non-income producing security.
(b) Security, or portion thereof, was on loan at August 31, 2013.
(c) Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $112,186 which represents 0.5% of net assets.
(d) Illiquid security.
(e) At August 31, 2013, the total market value of the Fund’s securities on loan was $1,138,624 and the total market value of the collateral held by the Fund was $1,478,358.
(f) Interest rate shown reflects yield as of August 31, 2013.

Securities are classified by sectors that represent broad groupings of related industries.

% of Long-Term
Country Breakdown	Investments
China	100.0%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	62.2%
United States Dollar	37.8%
Subject to change daily.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 23

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

TAN Guggenheim Solar ETF

Number
of Shares	Description	Value
	Common Stocks - 99.8%
	Bermuda - 9.3%
4,573,011	China Singyes Solar Technologies Holdings Ltd.(a)	$4,664,773
115,037,998	Hanergy Solar Group Ltd.(a) (b)	11,126,393
		15,791,166
	British Virgin Islands - 4.8%
1,732,189	ReneSola Ltd., ADR(a) (b)	8,262,541
	Canada - 5.5%
1,162,950	5n Plus, Inc.(b)	2,480,460
548,427	Canadian Solar, Inc.(a) (b)	6,860,822
		9,341,282
	Cayman Islands - 29.7%
15,928,020	Comtec Solar Systems Group Ltd.(a) (b)	3,779,475
49,545,004	GCL-Poly Energy Holdings Ltd.(a) (b)	13,098,016
1,618,002	Hanwha SolarOne Co. Ltd., ADR(a) (b)	4,692,206
630,668	JA Solar Holdings Co. Ltd., ADR(a) (b)	4,465,129
350,278	JinkoSolar Holding Co. Ltd., ADR(a) (b)	5,586,934
1,111,240	Trina Solar Ltd., ADR(a) (b)	10,434,544
11,795,000	Trony Solar Holdings Co. Ltd.(a) (b) (c) (d)	401,563
1,877,233	Yingli Green Energy Holding Co. Ltd., ADR(a) (b)	8,072,102
		50,529,969
	Germany - 7.0%
73,923	Manz AG(a) (b)	4,638,342
172,271	SMA Solar Technology AG	5,510,818
2,928,012	Solarworld AG(a) (b)	1,741,256
		11,890,416
	Norway - 5.1%
18,841,231	Renewable Energy Corp. ASA(b)	8,638,959
	Switzerland - 6.0%
1,015,703	Meyer Burger Technology AG(a) (b)	10,294,287
	United States - 32.4%
309,339	Advanced Energy Industries, Inc.(b)	5,639,250
471,432	Enphase Energy, Inc.(a) (b)	2,965,307
340,446	First Solar, Inc.(b)	12,501,177
1,659,138	GT Advanced Technologies, Inc.(a) (b)	10,718,032
182,245	SolarCity Corp.(a) (b)	5,711,558
853,848	STR Holdings, Inc.(b)	1,417,388
1,097,633	SunEdison, Inc.(b)	8,078,579
377,755	SunPower Corp.(a) (b)	8,117,955
		55,149,246
	Total Common Stocks - 99.8%
	(Cost $143,415,900)	169,897,866
	Investments of Collateral for
	Securities Loaned - 39.9%
67,867,319	BNY Mellon Securities Lending
	Overnight Fund, 0.0813%(e) (f)
	(Cost $67,867,319)	67,867,319

Description	Value
Total Investments - 139.7%
(Cost $211,283,219)	237,765,185
Liabilities in excess of Other Assets - (39.7%)	(67,615,424)
Net Assets - 100.0%	$170,149,761

ADR - American Depositary Receipt

AG - Stock Corporation

ASA - Stock Company

(a)	Security, or portion thereof, was on loan at August 31, 2013.
(b)	Non-income producing security.
(c)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $401,563 which represents 0.2% of net assets.

(d)	Illiquid security.
(e)
At August 31, 2013, the total market value of the Fund’s securities on loan was $65,914,567 and the total market value of the collateral held by the Fund was $69,702,276, consisting of cash collateral of $67,867,319 and U.S. Government and Agency securities valued at $1,834,957.

(f)	Interest rate shown reflects yield as of August 31, 2013.

% of Long-Term
Country Breakdown	Investments
United States	32.5%
Cayman Islands	29.7%
Bermuda	9.3%
Germany	7.0%
Switzerland	6.1%
Canada	5.5%
Norway	5.1%
British Virgin Islands	4.8%

% of Long-Term
Currency Denomination	Investments
United States Dollar	60.9%
Hong Kong Dollar	19.5%
Euro	7.0%
Swiss Franc	6.1%
Norwegian Krone	5.1%
Canadian Dollar	1.4%
Subject to change daily.

See notes to financial statements.
24 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

CGW Guggenheim S&P Global Water Index ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.8%
	Common Stocks - 99.7%
	Austria - 2.4%
112,994	Andritz AG(a)	$6,213,046
	Bermuda - 1.3%
7,932,000	Beijing Enterprises Water Group Ltd.	3,396,039
	Brazil - 2.3%
690,661	Cia de Saneamento Basico do Estado de Sao Paulo, ADR(a)	5,891,338
	China - 3.6%
4,424,000	China Everbright International Ltd.	4,176,168
4,970,000	Guangdong Investment Ltd.	4,114,748
8,860,000	Interchina Holdings Co.(b)	754,101
		9,045,017
	Finland - 1.0%
155,239	Kemira OYJ	2,437,955
	France - 8.8%
582,887	Suez Environnement Co.	8,665,908
887,207	Veolia Environnement SA	13,634,850
		22,300,758
	Israel - 1.8%
645,667	Israel Chemicals Ltd.	4,498,053
	Italy - 1.3%
1,046,830	Hera SpA	2,059,482
114,010	Interpump Group SpA	1,171,099
		3,230,581
	Japan - 3.3%
915,000	Ebara Corp.	4,886,714
168,400	Kurita Water Industries Ltd.	3,398,379
		8,285,093
	Netherlands - 2.6%
145,628	Aalberts Industries NV	3,619,673
120,909	Arcadis NV	2,989,325
		6,608,998
	Singapore - 0.6%
1,131,000	Hyflux Ltd.	1,045,295
711,000	United Envirotech Ltd.	470,566
		1,515,861
	South Korea - 2.3%
110,800	Coway Co. Ltd.	5,869,141
	Sweden - 4.0%
474,010	ALFA Laval AB	10,225,474
	Switzerland - 15.1%
58,570	Geberit AG	14,221,630
312,695	Pentair Ltd.	18,796,097
36,018	Sulzer AG	5,242,002
		38,259,729
	United Kingdom - 18.0%
572,390	Halma PLC	4,838,877
738,591	Pennon Group PLC	8,003,400
132,518	Rotork PLC	5,555,287
483,509	Severn Trent PLC	12,625,232
1,383,063	United Utilities Group PLC	14,516,242
		45,539,038
	United States - 31.3%
78,713	Aegion Corp.(b)	1,684,458
39,445	American States Water Co.	2,074,807
358,233	American Water Works Co., Inc.	14,594,412
284,171	Aqua America, Inc.	8,630,273
21,751	Badger Meter, Inc.	980,535
81,707	Calgon Carbon Corp.(b)	1,405,360
96,038	California Water Service Group	1,915,958
50,085	Compass Minerals International, Inc.	3,692,767
21,541	Connecticut Water Service, Inc.	656,139
209,484	Danaher Corp.	13,725,392
58,625	Franklin Electric Co., Inc.(a)	2,105,810
22,706	Gorman-Rupp Co.	794,029
18,610	Hawkins, Inc.	690,059
123,837	IDEX Corp.	7,352,203
58,865	Itron, Inc.(b)	2,205,083
39,598	Layne Christensen Co.(b)	752,758
19,735	Lindsay Corp.	1,500,255
243,936	Mueller Water Products, Inc., Class A	1,841,717
228,589	Nuverra Environmental Solutions, Inc.(a) (b)	525,755
133,744	Tetra Tech, Inc.(b)	3,046,688
43,048	Watts Water Technologies, Inc., Class A	2,230,317
281,841	Xylem, Inc.	6,984,020
		79,388,795
	Total Common Stocks - 99.7%
	(Cost $220,270,961)	252,704,916
	Exchange Traded Fund - 0.1%
14,400	PowerShares Water Resources Portfolio
	(Cost $323,781)	320,256
	Total Long-Term Investments - 99.8%
	(Cost $220,594,742)	253,025,172
	Investments of Collateral for
	Securities Loaned - 1.2%
3,001,614	BNY Mellon Securities Lending Overnight
	Fund, 0.0813%(c) (d)
	(Cost $3,001,614)	3,001,614
	Total Investments - 101.0%
	(Cost $223,596,356)	256,026,786
	Liabilities in excess of Other Assets - (1.0%)	(2,658,076)
	Net Assets - 100.0%	$253,368,710

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 25

PORTFOLIO OF INVESTMENTS continued	August 31, 2013

CGW Guggenheim S&P Global Water Index ETF continued

AB - Stock Company

ADR - American Depositary Receipt

AG - Stock Corporation

NV - Publicly Traded Company

OYJ - Public Traded Company

PLC - Public Limited Company

SA - Corporation

SpA - Limited Share Company

(a)	Security, or portion thereof, was on loan at August 31, 2013.
(b)	Non-income producing security.
(c)
At August 31, 2013, the total market value of the Fund’s securities on loan was $5,368,145 and the total market value of the collateral held by the Fund was $5,580,751, consisting of cash collateral of $3,001,614 and U.S. Government and Agency securities valued at $2,579,137.

(d)	Interest rate shown reflects yield as of August 31, 2013.

% of Long-Term
Country Breakdown	Investments
United States	31.5%
United Kingdom	18.0%
Switzerland	15.1%
France	8.8%
Sweden	4.0%
China	3.6%
Japan	3.3%
Netherlands	2.6%
Austria	2.5%
Brazil	2.3%
South Korea	2.3%
Israel	1.8%
Bermuda	1.3%
Italy	1.3%
Finland	1.0%
Singapore	0.6%

% of Long-Term
Currency Denomination	Investments
United States Dollar	41.3%
Pound Sterling	18.0%
Euro	16.1%
Swiss Franc	7.7%
Hong Kong Dollar	4.9%
All other currencies	12.0%
Subject to change daily.

See notes to financial statements.
26 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	August 31, 2013

	Guggenheim	Guggenheim		Guggenheim
	China	China		S&P Global
	All-Cap	Technology	Guggenheim	Water
	ETF	ETF	Solar ETF	Index ETF
	(YAO)	(CQQQ)	(TAN)	(CGW)
Assets
Investments in securities, at value
(including securities on loan)	$49,654,807	$23,554,458	$237,765,185	$256,026,786
Foreign currency, at value	10,507	20,215	–	–
Cash	54,052	63,391	128,345	208,744
Receivables:
Dividends	18,514	13,805	–	561,370
Investments sold	19,542	–	563,462	–
Securities lending income	2,676	3,110	213,574	7,860
Tax reclaims	–	–	68,768	120,009
Due from Adviser	–	–	109,202	–
Other assets	–	–	2,087	4,079
Total assets	49,760,098	23,654,979	238,850,623	256,928,848
Liabilities
Payables:
Administration fee payable	–	–	–	5,687
Collateral for securities on loan	2,848,122	1,478,358	67,867,319	3,001,614
Investments purchased	79,344	–	677,704	323,781
Accrued advisory fees	28,405	13,088	–	120,930
Accrued expenses	–	–	155,839	108,126
Total liabilities	2,955,871	1,491,446	68,700,862	3,560,138
Net Assets	$46,804,227	$22,163,533	$170,149,761	$253,368,710
Composition of Net Assets
Paid-in capital	$57,237,730	$28,700,582	$452,177,347	$310,479,564
Accumulated undistributed net investment income	700,630	176,967	1,189,295	4,076,039
Accumulated net realized (loss) on investments and
currency transactions	(7,390,319)	(10,129,294)	(309,698,330)	(93,607,963)
Net unrealized appreciation (depreciation) on investments
and currency translation	(3,743,814)	3,415,278	26,481,449	32,421,070
Net Assets	$46,804,227	$22,163,533	$170,149,761	$253,368,710
Shares outstanding ($0.01 par value with unlimited
amount authorized)	1,900,000	750,000	6,248,000	10,600,000
Net Asset Value Per Share	$24.63	$29.55	$27.23	$23.90
Investments in securities, at cost	$53,398,618	$20,139,180	$211,283,219	$223,596,356
Foreign currency, at cost	$10,507	$20,215	$–	$–
Securities on loan, at value	$2,496,892	$1,138,624	$65,914,567	$5,368,145

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 27

STATEMENT OF OPERATIONS For the year ended August 31, 2013	August 31, 2013

		Guggenheim		Guggenheim
	Guggenheim	China		S&P
	China	Technology	Guggenheim	Global Water
	All-Cap ETF	ETF	Solar ETF	Index ETF
	(YAO)	(CQQQ)	(TAN)	(CGW)
Investment Income
Dividend income	$1,458,003	$239,174	$83,470	$6,571,631
Less return of capital distributions received	–	–	–	(163,903)
Foreign taxes withheld	(117,956)	(1,169)	(11,449)	(451,464)
Net dividend income	1,340,047	238,005	72,021	5,956,264
Interest income	–	–	470	–
Net securities lending income	68,556	121,655	2,617,587	418,979
Total investment income	1,408,603	359,660	2,690,078	6,375,243
Expenses
Advisory fee <Note 3>	376,622	135,412	395,190	1,129,119
Administration fee	–	–	21,736	60,144
Custodian fee	–	–	68,477	88,027
Licensing	–	–	94,674	214,255
Listing fee and expenses	–	–	5,000	5,000
Printing expenses	–	–	31,796	26,735
Professional fees	–	–	31,107	35,645
Registration & filing fees	–	–	3,882	2,367
Trustees’ fees and expenses	–	–	4,704	10,317
Miscellaneous	–	–	19,661	23,911
Total expenses	376,622	135,412	676,227	1,595,520
Advisory fees waived	–	–	(122,961)	(26,645)
Net expenses	376,622	135,412	553,266	1,568,875
Net Investment Income	1,031,981	224,248	2,136,812	4,806,368
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(3,452,045)	(3,399,738)	(77,511,078)	(3,403,846)
In-kind transactions	1,737,627	579,364	5,478,962	3,726,424
Foreign currency transactions	(1,411)	(136)	(50,189)	(101,255)
Net realized gain (loss)	(1,715,829)	(2,820,510)	(72,082,305)	221,323
Net change in unrealized appreciation (depreciation) on
Investments	8,052,012	10,314,668	114,701,641	25,758,722
Foreign currency translation	(6)	–	2,456	(762)
Net change in unrealized appreciation	8,052,006	10,314,668	114,704,097	25,757,960
Net realized and unrealized gain	6,336,177	7,494,158	42,621,792	25,979,283
Net Increase in Net Assets Resulting from Operations	$7,368,158	$7,718,406	$44,758,604	$30,785,651

See notes to financial statements.
28 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

This Page Intentionally Left Blank.

STATEMENTS OF CHANGES IN NET ASSETS	August 31, 2013

	Guggenheim China		Guggenheim China
	All-Cap ETF		Technology ETF
	(YAO)		(CQQQ)
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income	$1,031,981	$1,279,019	$224,248	$567,085
Net realized gain (loss)	(1,715,829)	(4,078,476)	(2,820,510)	(3,385,542)
Net change in unrealized appreciation (depreciation)	8,052,006	(5,844,267)	10,314,668	(2,777,099)
Net increase (decrease) in net assets resulting from operations	7,368,158	(8,643,724)	7,718,406	(5,595,556)
Distributions to Shareholders
From and in excess of net investment income	(1,234,200)	(1,450,000)	(340,800)	(593,250)
Capital Share Transactions
Proceeds from sale of shares	7,791,009	–	1,191,909	4,474,181
Cost of shares redeemed	(16,943,060)	(12,690,787)	(3,435,272)	(13,061,136)
Net increase (decrease) from capital share transactions	(9,152,051)	(12,690,787)	(2,243,363)	(8,586,955)
Total increase (decrease) in net assets	(3,018,093)	(22,784,511)	5,134,243	(14,775,761)
Net Assets
Beginning of period	49,822,320	72,606,831	17,029,290	31,805,051
End of period	$46,804,227	$49,822,320	$22,163,533	$17,029,290
Accumulated undistributed net investment income at end of period	$700,630	$904,260	$176,967	$293,655
Changes in Shares Outstanding
Shares sold	300,000	–	50,000	200,000
Shares redeemed	(700,000)	(600,000)	(150,000)	(600,000)
Shares outstanding, beginning of period	2,300,000	2,900,000	850,000	1,250,000
Shares outstanding, end of period	1,900,000	2,300,000	750,000	850,000

*	Restated to reflect 1 for 10 reverse stock split that occurred on February 15, 2012.
**	Reflects 1 for 10 reverse stock split that occurred on February 15, 2012.

See notes to financial statements.
30 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

August 31, 2013

		Guggenheim S&P
Guggenheim Solar ETF		Global Water Index ETF
(TAN)		(CGW)
For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended
August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012

$2,136,812	$4,727,473	$4,806,368	$4,258,280
(72,082,305)	(74,881,812)	221,323	8,192,153
114,704,097	(16,462,510)	25,757,960	(165,288)
44,758,604	(86,616,849)	30,785,651	12,285,145

(4,112,512)	(4,861,440)	(4,203,320)	(3,994,920)

104,354,504	44,820,908	37,729,948	23,060,591
(17,843,212)	(26,823,657)	(10,490,796)	(45,993,858)
86,511,292	17,997,251	27,239,152	(22,933,267)
127,157,384	(73,481,038)	53,821,483	(14,643,042)

42,992,377	116,473,415	199,547,227	214,190,269
$170,149,761	$42,992,377	$253,368,710	$199,547,227
$1,189,295	$3,215,184	$4,076,039	$3,574,246

4,560,000	1,536,000 **	1,600,000	1,120,000
(880,000)	(1,088,000)**	(480,000)	(2,320,000)
2,568,000	2,120,000 *	9,480,000	10,680,000
6,248,000	2,568,000 **	10,600,000	9,480,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 31

FINANCIAL HIGHLIGHTS	August 31, 2013

YAO Guggenheim China All-Cap ETF

				For the Period
	For the	For the	For the	October 19, 2009*
Per share operating performance	Year Ended	Year Ended	Year Ended	through
for a share outstanding throughout the period	August 31, 2013	August 31, 2012	August 31, 2011	August 31, 2010
Net asset value, beginning of period	$21.66	$25.04	$24.56	$24.82
Income from investment operations
	0.46	0.52	0.41	0.22
Net realized and unrealized gain (loss)	3.07	(3.32)	0.35	(0.48)
Total from investment operations	3.53	(2.80)	0.76	(0.26)
Distributions to shareholders
From and in excess of net investment income	(0.56)	(0.58)	(0.28)	–
Net asset value, end of period	$24.63	$21.66	$25.04	$24.56
Market value, end of period	$24.49	$21.76	$25.07	$24.55
Total return (b)
Net asset value	16.25%	-11.17%	3.01%	-1.05%
Ratios and supplemental data
Net assets, end of period (thousands)	$46,804	$49,822	$72,607	$61,402
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70	%(c)
Ratio of net investment income to average net assets	1.92%	2.25%	1.50%	1.02	%(c)
Portfolio turnover rate (d)	16%	12%	16%	11%

*	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
32 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2013

CQQQ Guggenheim China Technology ETF

				For the Period
	For the	For the	For the	December 8, 2009*
Per share operating performance	Year Ended	Year Ended	Year Ended	through
for a share outstanding throughout the period	August 31, 2013	August 31, 2012	August 31, 2011	August 31, 2010
Net asset value, beginning of period	$20.03	$25.44	$24.36	$25.06
Income from investment operations
Net investment income (a)	0.28	0.54	0.31	0.08
Net realized and unrealized gain (loss)	9.67	(5.38)	0.90	(0.78)
Total from investment operations	9.95	(4.84)	1.21	(0.70)
Distributions to shareholders
From and in excess of net investment income	(0.43)	(0.57)	(0.13)	–
Net asset value, end of period	$29.55	$20.03	$25.44	$24.36
Market value, end of period	$29.59	$19.96	$25.57	$24.40
Total return (b)
Net asset value	50.39%	-19.10%	4.94%	-2.79%
Ratios and supplemental data
Net assets, end of period (thousands)	$22,164	$17,029	$31,805	$19,491
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70	%(c)
Ratio of net investment income to average net assets	1.16%	2.38%	1.09%	0.43	%(c)
Portfolio turnover rate (d)	26%	43%	28%	11%

*	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 33

FINANCIAL HIGHLIGHTS continued						August 31, 2013

TAN	Guggenheim Solar ETF

		For the	For the	For the	For the	For the
Per share operating performance		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
for a share outstanding throughout the period		August 31, 2013(a)	August 31, 2012(a)	August 31, 2011(a)	August 31, 2010(a)	August 31, 2009(a)
Net asset value, beginning of period		$16.74	$54.90	$73.30	$86.00	$262.10
Income from investment operations
Net investment income (loss) (b)		0.56	1.84	1.80	(0.10)	(0.50)
Net realized and unrealized gain (loss)		11.35	(37.89)	(19.90)	(12.60)	(175.50)
Total from investment operations		11.91	(36.05)	(18.10)	(12.70)	(176.00)
Distributions to shareholders
From and in excess of net investment income		(1.42)	(2.11)	(0.30)	–	(0.10)
Return of capital		–	–	–	–	(0.00	)(c)
Total distributions		(1.42)	(2.11)	(0.30)	–	(0.10)
Net asset value, end of period		$27.23	$16.74	$54.90	$73.30	$86.00
Market value, end of period		$27.16	$16.71	$54.60	$72.90	$85.20
Total return* (d)
Net asset value		77.60%	-66.93%	-24.81%	-14.77%	-67.14%
Ratios and supplemental data
Net assets, end of period (thousands)		$170,150	$42,992	$116,473	$147,688	$166,565
Ratio of net expenses to average net assets*		0.70%	0.70%	0.70%	0.66%	0.70%
Ratio of net investment income (loss) to average net assets*		2.71%	7.07%	2.40%	-0.09%	-0.54%
Portfolio turnover rate (e)		68%	49%	38%	17%	86%
* If certain expenses had not been waived or reimbursed
by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets		0.86%	1.01%	0.88%	0.88%	0.95%
Ratio of net investment income (loss) to average net assets		2.55%	6.76%	2.22%	-0.31%	-0.79%

(a)	Reflects 1 for 10 reverse stock split that occurred on February 15, 2012.
(b)	Based on average shares outstanding during the period.
(c)	Less than $0.01.
(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

34 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2013

CGW	Guggenheim S&P Global Water Index ETF

		For the	For the	For the	For the	For the
Per share operating performance		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
for a share outstanding throughout the period		August 31, 2013	August 31, 2012	August 31, 2011	August 31, 2010	August 31, 2009
Net asset value, beginning of period		$21.05	$20.06	$17.11	$16.88	$23.22
Income from investment operations
Net investment income (a)		0.49	0.44	0.38	0.36	0.35
Net realized and unrealized gain (loss)		2.81	0.96	2.99	0.07	(5.45)
Total from investment operations		3.30	1.40	3.37	0.43	(5.10)
Distributions to shareholders
From and in excess of net investment income		(0.45)	(0.41)	(0.42)	(0.20)	(1.24)
Net asset value, end of period		$23.90	$21.05	$20.06	$17.11	$16.88
Market value, end of period		$23.88	$20.98	$19.99	$16.99	$16.93
Total return* (b)
Net asset value		15.85%	7.23%	19.60%	2.46%	-20.93%
Ratios and supplemental data
Net assets, end of period (thousands)		$253,369	$199,547	$214,190	$192,289	$178,938
Ratio of net expenses to average net assets*		0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets*		2.13%	2.22%	1.85%	2.02%	2.29%
Portfolio turnover rate (c)		21%	31%	8%	17%	56%
* If certain expenses had not been waived or reimbursed
by the Investment Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets		0.71%	0.76%	0.78%	0.77%	0.88%
Ratio of net investment income to average net assets		2.12%	2.16%	1.77%	1.95%	2.11%

(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (Unaudited)	August 31, 2013

Note 1 – Organization:

Claymore Exchange-Traded Fund Trust 2 (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end, management investment company that was organized as a Delaware statutory trust on June 8, 2006.

The following four portfolios have an annual reporting period ended on August 31, 2013:

Guggenheim China All-Cap ETF
Guggenheim China Technology ETF
Guggenheim Solar ETF
Guggenheim S&P Global Water Index ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim China All-Cap ETF	AlphaShares China All-Cap Index
Guggenheim China Technology ETF	AlphaShares China Technology Index
Guggenheim Solar ETF	MAC Global Solar Energy Index
Guggenheim S&P Global Water Index ETF	S&P Global Water Index

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean of the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value. Money market funds are valued at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees of the Trust (“Board of Trustees”). A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Funds and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

36 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2013

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs as described above. The fair value estimates for the Level 3 securities are determined in accordance with the Trust’s valuation procedures.

The valuation process involved for Level 3 measurements for the Funds is completed on a daily basis and is designed to subject the Level 3 valuations to an appropriate level of oversight and review. For Level 3 securities, the Funds utilize a pricing committee (the “Pricing Committee”), which is comprised of employees of Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) or its affiliates responsible for implementing the valuation procedures established by the Funds.

Investment professionals prepare preliminary valuations based on their evaluation of financial data, company specific developments, market valuations of comparable companies, market information and other factors. These preliminary valuations are reviewed by the Pricing Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security.

The valuation techniques and significant inputs used in determining the value of holdings categorized as Level 3 in the fair value hierarchy are as follows:

•	Last available publicly traded price. For halted securities, the Pricing Committee considers the last trade price.

•
The last trade price has been adjusted after considering relevant news on the security, cash distributions paid by the security, length of time the security has not traded, indication of interest broker bids, lack of an active market in which the security can be traded, and general market movement.

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

The following represent the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at August 31, 2013:

Guggenheim China All-Cap ETF

Description	Level 1	Level 2	Level 3		Total
(values in $000s)
Assets:
Common Stock:
Basic Materials	$1,228	$–	$–	*	$1,228
Communications	11,365	–	–		11,365
Consumer, Cyclical	3,580	–	–		3,580
Consumer, Non-cyclical	3,664	–	–		3,664
Diversified	243	–	–		243
Energy	6,749	–	–		6,749
Financial	15,526	–	–		15,526
Industrial	2,683	51	–	*	2,734
Technology	523	–	–		523
Utilities	1,099	–	–		1,099
Exchange Traded Fund	86	–	–		86
Right	–	10	–		10
Investments of Collateral
for Securities Loaned	2,848	–	–		2,848
Total	$49,594	$61	$–	*	$49,655

* Market value is less than the minimum amount disclosed.

The transfers in and out of the valuation levels for Guggenheim China All-Cap ETF as of the report date when compared to the valuation levels at the end of the previous fiscal year are detailed below.

$(000s)
Transfer from Level 1 to Level 2	$51

The transfer from Level 1 to Level 2 is the result of BBMG Corp. being halted on the principal exchange on which it trades.

$(000s)
Transfer from Level 1 to Level 3	$ –*

The transfer from Level 1 to Level 3 is the result of China Metal Recycling Holdings Ltd. being halted on the principal exchange on which it trades and negative information made public.

The following table presents the activity of Guggenheim China All-Cap ETF’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the year ended August 31, 2013.

Common Stock
Level 3 Holdings	Value in $000s
Beginning Balance at 8/31/12	$ –*
Net Realized Gain/Loss	(92)
Change in Unrealized Gain/Loss	104
Purchases	–
Sales	(12)
Transfers In	–*
Transfers Out	–
Ending Balance at 8/31/13	$ –*

* Market value is less than the minimum amount disclosed.

There was no change in the net unrealized appreciation (depreciation) related to the Level 3 investments held at August 31, 2013.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2013

The following table summarizes valuation techniques and inputs used in determining the fair value of Guggenheim China All-Cap ETF holdings categorized as Level 3 at August 31, 2013:

Investments,	Value as of	Valuation	Unobservable
at Value	August 31, 2013	Technique	Inputs
Common Stock
Basic Materials	$ 0	Last Trade With	100% Discount
Adjustment
Industrial	0	Last Trade With	100% Discount
Adjustment

A significant change in unobservable inputs would have the following impact to Level 3 valuations:

	Impact to Value	Impact to Value
Unobservable Input	if Input Increases	if Input Decreases
Discount Rate	Decrease	Increase

Guggenheim China Technology ETF

Description	Level 1	Level 2	Level 3	Total
(values in $000s)
Assets:
Common Stock:
Basic Materials	$812	$–	$–	$812
Communications	11,966	–	61	12,027
Consumer, Cyclical	445	–	–	445
Consumer, Non-cyclical	477	–	–	477
Energy	881	–	–	881
Industrial	1,982	–	51	2,033
Technology	5,401	–	–	5,401
Investments of Collateral
for Securities Loaned	1,478	–	–	1,478
Total	$23,442	$–	$112	$23,554

The transfers in and out of the valuation levels for Guggenheim China Technology ETF as of the report date when compared to the valuation levels at the end of the previous fiscal year are detailed below.

$(000s)
Transfers from Level 2 to Level 3	$51

The transfer from Level 2 to Level 3 is the result of China High Precision Automation Group Ltd. being halted on the principal exchange on which it trades and negative public information on the company.

The following table presents the activity of Guggenheim China Technology ETF’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the year ended August 31, 2013.

Common Stock
Level 3 Holdings	Value in $000s
Beginning Balance at 8/31/12	$ –
Net Realized Gain/Loss	–
Change in Unrealized Gain/Loss	–
Purchases	–
Sales	–
Transfers In	112
Transfers Out	–
Ending Balance at 8/31/13	$ 112

The change in net unrealized appreciation (depreciation) related to Level 3 investments held at August 31, 2013 is $(183,098).

The following table summarizes valuation techniques and inputs used in determining the fair value of Guggenheim China Technology ETF holdings categorized as Level 3 at August 31, 2013:

Investments,	Value as of	Valuation	Unobservable
at Value	August 31, 2013	Technique	Inputs
Common Stock
Communications	$61,127	Last Trade With	25% Discount
		Adjustment
Industrial	$51,059	Last Trade With	0%–89% Discount
		Adjustment

A significant change in unobservable inputs would have the following impact to Level 3 valuations:

	Impact to Value	Impact to Value
Unobservable Input	if Input Increases	if Input Decreases
Discount Rate	Decrease	Increase

Guggenheim Solar ETF

Description	Level 1	Level 2	Level 3	Total
(values in $000s)
Assets:
Common Stock:
Basic Materials	$2,481	$–	$–	$2,481
Energy	50,524	–	–	50,524
Industrial	52,318	–	402	52,720
Technology	64,173	–	–	64,173
Investments of Collateral
for Securities Loaned	67,867	–	–	67,867
Total	$237,363	$–	$402	$237,765

There were no transfers between levels for the year ended August 31, 2013.

The following table presents the activity of Guggenheim Solar ETF’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the year ended August 31, 2013.

Common Stock
Level 3 Holdings	Value in $000s
Beginning Balance at 8/31/12	$ 715
Net Realized Gain/Loss	–
Change in Unrealized Gain/Loss	(313)
Purchases	–
Sales	–
Transfers In	–
Transfers Out	–
Ending Balance at 8/31/13	$ 402

The change in the net unrealized appreciation (depreciation) related to the Level 3 investments held at August 31, 2013 is $(313,170).

The following table summarizes valuation techniques and inputs used in determining the fair value of Guggenheim Solar ETF holdings categorized as Level 3 at August 31, 2013:

Investments,	Value as of	Valuation	Unobservable
at Value	August 31, 2013	Technique	Inputs
Common Stock
Industrial	$401,563	Last Trade With	58% Discount
		Adjustment

38 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2013

A significant change in unobservable inputs would have the following impact to Level 3 valuations:

	Impact to Value	Impact to Value
Unobservable Input	if Input Increases	if Input Decreases
Discount Rate	Decrease	Increase

All securities held by Guggenheim S&P Global Water Index ETF were valued using quoted prices in active markets (Level 1). There were no transfers between levels for Guggenheim S&P Global Water Index ETF for the year ended August 31, 2013.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in the net change in unrealized appreciation (depreciation) on foreign currency translation in the Funds’ Statement of Operations.

(d) Distributions

The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Securities Lending

Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is invested with the securities lending agent in an overnight securities lending fund. The overnight securities lending fund is comprised of short-term investments valued at amortized cost, which approximates market value. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

Note 3 – Investment Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and GFIA, the Investment Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Solar ETF	0.50%
Guggenheim S&P Global Water Index ETF	0.50%

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim China All-Cap ETF	0.70%
Guggenheim China Technology ETF	0.70%

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2013

Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Prior to May 14, 2013, under a separate Fund Administration Agreement, the Investment Adviser provided Fund Administration services to the Funds. The Investment Adviser received a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Effective May 14, 2013, the Board of Trustees approved Rydex Fund Services, LLC (“RFS”) as the Administrator of the Funds. Both RFS and GFIA are affiliates of Guggenheim Partners, LLC, a global diversified financial services firm. There is no impact to the Funds as a result of this change.

For the year ended August 31, 2013, the following Funds recognized Fund Administration expenses as follows:

Fund Administration
Expense
Guggenheim Solar ETF	$ 21,736
Guggenheim S&P Global Water Index ETF	60,144

Due to their unitary management fee structure, Guggenheim China All-Cap ETF and Guggenheim China Technology ETF do not pay a separate Fund Administration fee.

The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and security lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.

The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Guggenheim Solar ETF and Guggenheim S&P Global Water Index ETF (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), from exceeding 0.65% of average net assets per year, at least until December 31, 2015.

For the year ended August 31, 2013, the Investment Adviser waived Advisory Fees as follows:

Advisory Fees Waived
Guggenheim Solar ETF	$ 122,961
Guggenheim S&P Global Water Index ETF	26,645

Amounts owed to each Fund from the Investment Adviser are shown in the Statement of Assets and Liabilities. This receivable is settled on a quarterly basis.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser.

Licensing Fee Agreements:

The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim China All-Cap ETF	AlphaShares, LLC
Guggenheim China Technology ETF	AlphaShares, LLC
Guggenheim Solar ETF	MAC Indexing LLC
Guggenheim S&P Global Water Index ETF	Standard & Poor’s Financial
Services LLC, a division of
McGraw-Hill Financial

The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary management fee.

Note 4 – Federal Income Taxes:

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, each Fund intends not to be subject to U.S. federal excise tax.

40 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2013

At August 31, 2013, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

					Net Tax
				Net Tax	Unrealized
	Cost of	Gross Tax	Gross Tax	Unrealized	Appreciation
	Investments for	Unrealized	Unrealized	Appreciation	(Depreciation) on
	Tax Purposes	Appreciation	(Depreciation)	(Depreciation)	Foreign Currency
Guggenheim China All-Cap ETF	$53,497,293	$5,884,875	$(9,727,361)	$(3,842,486)	$(3)
Guggenheim China Technology ETF	20,223,880	5,673,660	(2,343,082)	3,330,578	–
Guggenheim Solar ETF	241,556,357	33,838,453	(37,629,625)	(3,791,172)	(517)
Guggenheim S&P Global Water Index ETF	226,664,157	45,443,965	(16,081,336)	29,362,629	(9,360)

Tax components of the following balances as of August 31, 2013 were as follows:

		Undistributed
	Undistributed	Long-Term Gains
	Ordinary Income	(Accumulated
	(Accumulated	Capital &
	Ordinary Loss)	Other Loss)
Guggenheim China All-Cap ETF	$ 700,630	$ (7,291,644)
Guggenheim China Technology ETF	176,967	(10,044,594)
Guggenheim Solar ETF	1,189,295	(279,425,192)
Guggenheim S&P Global Water Index ETF	4,284,544	(90,748,667)

Distributions to Shareholders:

The tax character of distributions paid during the year ended August 31, 2013 was as follows:

Distributions paid from Ordinary Income
Guggenheim China All-Cap ETF	$1,234,200
Guggenheim China Technology ETF	340,800
Guggenheim Solar ETF	4,112,512
Guggenheim S&P Global Water Index ETF	4,203,320

The tax character of distributions paid during the year ended August 31, 2012 was as follows:

Distributions paid from Ordinary Income
Guggenheim China All-Cap ETF	$1,450,000
Guggenheim China Technology ETF	593,250
Guggenheim Solar ETF	4,861,440
Guggenheim S&P Global Water Index ETF	3,994,920

At August 31, 2013, the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of wash sales from redemption in-kind transactions, redemption in-kind transactions and foreign currency gains and losses. Net investment income, net realized gains, and net assets were not affected by these changes.

	Undistributed	Accumulated
	Net Investment	Net Realized
Fund	Income (Loss)	Gain (Loss)	Paid In Capital
Guggenheim China All-Cap ETF	$ (1,411)	$(1,670,208)	$ 1,671,619
Guggenheim China Technology ETF	(136)	(528,636)	528,772
Guggenheim Solar ETF	(50,189)	8,394,252	(8,344,063)
Guggenheim S&P Global Water
Index ETF	(101,255)	(3,622,209)	3,723,464

At August 31, 2013, for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Per the Regulated Investment Company Modernization Act of 2010 capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010 are used; therefore, under certain circumstances, capital loss carryforwards available as of the report date, may expire unused.

	Capital Loss	Capital Loss	Capital Loss	Unlimited	Unlimited
	Expiring in	Expiring in	Expiring in	Short-Term	Long-Term
	2017	2018	2019	Capital Loss	Capital Loss	Total
Guggenheim China All-Cap ETF	$–	$29,627	$853,049	$1,045,011	$5,363,957	$7,291,644
Guggenheim China Technology ETF	–	–	188,097	3,787,716	6,068,781	10,044,594
Guggenheim Solar ETF	6,030,482	118,836,026	21,764,929	18,147,172	114,646,583	279,425,192
Guggenheim S&P Global Water Index ETF	31,879,617	38,476,281	16,548,141	–	3,844,628	90,748,667

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS continued	August 31, 2013

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended August 31, 2013, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Guggenheim China All-Cap ETF	$ –
Guggenheim China Technology ETF	–
Guggenheim Solar ETF	–
Guggenheim S&P Global Water Index ETF	629,633

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 - Investment Transactions:

For the year ended August 31, 2013, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim China All-Cap ETF	$ 8,438,024	$ 8,585,944
Guggenheim China Technology ETF	5,073,414	5,227,028
Guggenheim Solar ETF	54,870,899	56,723,585
Guggenheim S&P Global Water Index ETF	47,103,755	46,227,193

For the year ended August 31, 2013, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim China All-Cap ETF	$ 7,811,515	$16,944,294
Guggenheim China Technology ETF	1,191,950	3,429,486
Guggenheim Solar ETF	104,128,523	17,840,031
Guggenheim S&P Global Water Index ETF	37,616,591	10,563,455

Note 6 – Capital:

Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $3,000 are charged to those persons creating or redeeming creation units. An additional charge on the transaction may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.

Note 7 - Distribution and Service Plan:

The Board of Trustees has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 8 – Indemnifications:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Subsequent Event:

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Funds’ financial statements.

42 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	August 31, 2013

The Board of Trustees and Shareholders of
Claymore Exchange-Traded Fund Trust 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Guggenheim China All-Cap ETF, Guggenheim China Technology ETF, Guggenheim Solar ETF and Guggenheim S&P Global Water Index ETF (four of the portfolios constituting the Claymore Exchange-Traded Fund Trust 2 (the Trust)) as of August 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financials highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective four portfolios constituting the Claymore Exchange-Traded Fund Trust 2 at August 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 25, 2013

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 43

SUPPLEMENTAL INFORMATION (Unaudited)	August 31, 2013

Federal Income Tax Information

The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. See Qualified dividend income column in the table below.

In January 2014, shareholders will be advised on IRS Form 1099 DIV or substitute 1099DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2013. See Dividend received deduction column in the table below.

Guggenheim China All-Cap ETF intends to designate $117,821 of foreign tax withholding on foreign source income of $1,445,141.

Guggenheim S&P Global Water Index ETF intends to designate $180,927 of foreign tax withholding on foreign source income of $4,485,078.

The Trust’s investment income (dividend income plus short-term gain, if any) qualifies as follows:

	Qualified	Dividend
	dividend income	received deduction
Guggenheim China All-Cap ETF	72.75%	0.00%
Guggenheim China Technology ETF	6.89%	0.00%
Guggenheim Solar ETF	1.09%	0.00%
Guggenheim S&P Global Water Index ETF	100.00%	27.28%

Trustees

The Trustees of the Trust and their principal business occupations during the past five years:
Number of Funds
in the Fund
Name, Address*, Year	Term of Office**		Complex***
of Birth and Position(s)	and Length	Principal Occupations during the Past Five Years	Overseen by	Other Directorships
held with Registrant	of Time Served	and Other Affiliations	Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President &	52	None.
Year of Birth: 1951		Treasurer, PepsiCo., Inc. (1993-1997), President, Pizza Hut International
Trustee		(1991-1993) and Senior Vice President, Strategic Planning and New
Business Development of PepsiCo., Inc. (1987-1990).
Roman Friedrich III	Since 2010	Founder and President of Roman Friedrich & Company, a US and	48	Director of Mercator Minerals Ltd.
Year of Birth: 1946		Canadian-based business, which provides investment banking to		(2013-present), First Americas Gold
Trustee		the mining industry (1998-present). Formerly, Senior Managing Director		Corp. (2012-present) and Zincore
		of MLV & Co., LLC, an investment bank and institutional broker-dealer		Metals, Inc. (2009-present).
		specializing in capital intensive industries such as energy, metals and		Previously, Director of Blue Sky
		mining (2010-2011).		Uranium Corp. (formerly,
Windstorm Resources Inc.) (April
2011-July 2012); Axiom Gold and
Silver Corp. (2011-2012), Stratagold
Corp. (2003-2009); Gateway Gold
Corp. (2004-2008) and GFM
Resources Ltd. (2005-2010).
Robert B. Karn III	Since 2010	Consultant (1998-present). Formerly, Arthur Andersen (1965-1997) and	48	Director of Peabody Energy
Year of Birth: 1942		Managing Partner, Financial and Economic Consulting, St. Louis office		Company (2003-present) and GP
Trustee		(1987-1997).		Natural Resource Partners LLC
(2002-present).
Ronald A. Nyberg	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law,	54	None.
Year of Birth: 1953		estate planning and business transactions (2000-present). Formerly, Executive
Trustee		Vice President, General Counsel and Corporate Secretary of Van Kampen
Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2006	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and	51	Trustee, Bennett Group of Funds
Year of Birth: 1958		Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of		(2011-9/2013).
Trustee		Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of
Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and
Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John
Nuveen & Co., Inc. (1982-1999).

44 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	August 31, 2013

Number of Funds
in the Fund
Name, Address*, Year	Term of Office**		Complex***
of Birth and Position(s)	and Length	Principal Occupations during the Past Five Years	Overseen	Other Directorships
held with Registrant	of Time Served	and Other Affiliations	by Trustee	Held by Trustee
Interested Trustee:
Donald C. Cacciapaglia†	Since 2012	Senior Managing Director of Guggenheim Investments (2010-present); Chief	211	Trustee, Rydex Dynamic Funds,
Year of Birth: 1951		Executive Officer of Guggenheim Funds Services, LLC (2012-present); Chief		Rydex ETF Trust, Rydex Series
Trustee, Chief		Executive Officer (2012-present) and President (2010-present), Guggenheim Funds		Funds and Rydex Variable Trust
Executive Officer		Distributors, LLC and Guggenheim Funds Investment Advisors, LLC; Chief Executive		(2012-present); Independent Board
		Officer of certain funds in the Fund Complex (2012-present); President and Director		Member, Equitrust Life Insurance
		of SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value		Company, Guggenheim Life and
		Fund, and Security Mid Cap Growth Fund (2012-present); President, CEO and		Annuity Company, and Paragon
		Trustee of Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex		Life Insurance Company of Indiana.
		Variable Trust , (2012-present); Formerly, Chairman and CEO of Channel Capital		(2011-present).
Group Inc. and Channel Capital Group LLC. (2002-2010).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532
**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.
***
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and Distributor.

Principal Executive Officers

The principal executive officers of the Trust, who are not trustees, and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years and
Position(s) held with Registrant	Length of Time Served	Other Affiliations
Officers:
Amy J. Lee	Since 2013***	Managing Director, Guggenheim Investments (2012-present); Senior Vice President & Secretary, Security
Year of Birth: 1961		Investors, LLC (2010-present); Secretary & Chief Compliance Officer, Security Distributors, Inc. (1987-2012);
Chief Legal Officer		Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company
and Security Benefit Corporation (1987-2012); Vice President & Secretary, Rydex Series Funds, Rydex
ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust (2008-present). Officer of certain funds in the
Fund Complex (2012-present).
John L. Sullivan	Since 2010	Senior Managing Director – Fund Administration, Guggenheim Investments (2010-present). Chief Financial
Year of Birth: 1955		Officer, Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Formerly, Chief
Chief Financial Officer,		Compliance Officer Van Kampen Funds (2004-2010). Head of Fund Accounting, Morgan Stanley Investment
Chief Accounting Officer		Management (2002-2004). Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).
and Treasurer
Joanna M. Catalucci	Since 2012	Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present).
Year of Birth: 1966		Formerly, Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund;
Chief Compliance Officer		Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC;
Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief
Compliance Officer, Security Investors, LLC (2010-2012); Security Global Investors, LLC, Senior Vice
President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC
(f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011);
Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and
Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006). Chief Compliance
Officer of certain funds in the Fund Complex.
Mark E. Mathiasen	Since 2011	Director, Associate General Counsel of Guggenheim Funds Services, LLC (2007-present). Secretary of
Year of Birth: 1978		certain funds in the Fund Complex.
Secretary
Stevens T. Kelly	Since 2012	Assistant General Counsel of Guggenheim Funds Services, LLC (2011-present). Assistant Secretary of
Year of Birth: 1982		certain other funds in the Fund Complex. Formerly, Associate at K&L Gates LLP (2008-2011), J.D.,
Assistant Secretary		University of Wisconsin Law School (2005-2008).
William H. Belden, III	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present). Formerly, Vice
Year of Birth: 1965		President of Product Management at Northern Trust Global Investments (1999-2005).
Vice President

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.
***	Effective February 12, 2013.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 45

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE INVESTMENT ADVISORY
AGREEMENTS AND INVESTMENT SUBADVISORY AGREEMENT	August 31, 2013

Claymore Exchange-Traded Fund Trust (“ETF Trust 1” or a “Trust”) and Claymore Exchange-Traded Fund Trust 2 (“ETF Trust 2” or a “Trust”) each was organized as a Delaware business trust on May 24, 2006 and June 8, 2006, respectively, and is authorized to establish multiple portfolios representing separate series of the Trust (each, a “Fund” and collectively, the “Funds”). Each Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners” and referred to herein collectively with its subsidiaries and affiliates as “Guggenheim”), a diversified financial services firm, serves as each Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between each Trust, with respect to its respective Funds, and GFIA (each, an “Investment Advisory Agreement” and together, the “Investment Advisory Agreements”). Under the terms of the Investment Advisory Agreement for ETF Trust 1, GFIA also is responsible for overseeing the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for Wilshire US REIT ETF (the “Sub-Advised Fund”), pursuant to an investment sub-advisory agreement by and among ETF Trust 1 on behalf of the Sub-Advised Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreements, the “Advisory Agreements”). Under the supervision the Boards of Trustees of ETF Trust 1 and ETF Trust 2 (together, the “Board,” and the members of the Board individually, the “Trustees”), GFIA, and with respect to the Sub-Advised Fund, GPIM, provides a continuous investment program for each Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Funds.

At meetings held in person on April 18, 2013 (the “April Meeting”) and on May 14, 2013 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of those Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trusts (the “Independent Trustees”), met independently of Fund management to consider the renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed with the Committee various factors relevant to the consideration of advisory agreements and the legal responsibilities of the Trustees related to such consideration. The Committee took into account various materials received from the Adviser, the Sub-Adviser and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of each Fund.

In connection with the contract review process, Guggenheim engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare advisory contract renewal reports for various boards of directors/trustees in the Guggenheim fund complex, designed specifically to help the boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim management determined to engage FUSE for this purpose in connection with other initiatives designed to improve efficiencies and implement a uniform, streamlined and enhanced 15(c) reporting process across its various product lines. Further to this end, Guggenheim management had multiple discussions with, and sought input from, Independent Legal Counsel, the Committee Chair and the Board Chair, in preparing a comprehensive presentation and delivery of information in connection with the contract review process. In addition, the Adviser, on behalf of itself and the Sub-Adviser, provided information in response to requests for certain additional information following the April Meeting.

Among other things, the Adviser and Sub-Adviser provided organizational presentations, staffing reports and biographies of those key personnel of the Adviser and Sub-Adviser providing services to the Funds to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Funds to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by management), information about the profitability of the Adviser in connection with the Advisory Agreements and information about the compliance and risk management programs of the Adviser and the Sub-Adviser.

In analyzing and discussing the data presented in the FUSE reports, the Committee took into account the challenges that exist in developing appropriate peer groups for the Funds, as exchange-traded funds (“ETFs”) and management’s view that the ETF industry is immature in terms of depth of product coverage in many asset categories. In this regard, the Committee noted management’s observation that, in many cases, an ETF may dominate a niche space, but appear rather average in comparison to a larger peer group with which it shares only a small handful of characteristics; alternatively, a very small comparison set can be used, providing a narrower view of performance and expense metrics. In light of the foregoing, the Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between the Funds and the applicable peer group identified in the FUSE reports.

Following an analysis and discussion of the factors identified below, the Committee concluded that it was in the best interests of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional 12-month term.

Investment Advisory Agreements

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services provided by the Adviser, the Committee reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s organization and the background and experience of the persons

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CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE INVESTMENT ADVISORY
AGREEMENTS AND INVESTMENT SUBADVISORY AGREEMENT continued	August 31, 2013

responsible for the day-to-day management of the Funds. With respect to the Sub-Advised Fund, the Committee noted that the Adviser had delegated responsibility for the investment and reinvestment of the Sub-Advised Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser (collectively, “Guggenheim Funds”). In this connection, the Committee took into account information provided by management describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also noted the distinctive nature of the Funds, as ETFs, each of which (with the exception of the two actively-managed ETFs) generally is constructed to track the performance of a defined index of securities, before fund fees and expenses. In this connection, the Committee considered the experience and expertise appropriate in an adviser to ETFs. The Committee also considered the Adviser’s monitoring of the ETFs participation in the securities lending program and the secondary market support services provided by the Adviser to the Funds, including the Adviser’s efforts to educate investment professionals about the Funds and other Guggenheim Funds. In addition, the Committee noted its various discussions with management concerning the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight. The Independent Trustees also took into account the various legal, compliance and risk management oversight and staffing initiatives undertaken by management, including, among other things, enhancements to risk management processes and restructuring of the legal and compliance departments in 2012, which management stated was designed to create a cohesive legal and compliance program with increased collaboration among compliance and legal professionals and with other departments across the Guggenheim organization. The Committee also considered management’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Funds), such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by internal reorganizations of various management entities. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by GFIA, the Committee considered the quality of the administrative services provided by GFIA.

Further with respect to the Adviser’s resources and its ability to carry out its responsibilities under the Investment Advisory Agreement, the Committee considered its review of financial information concerning the Adviser, as well as its discussions with the Chief Financial Officer of GFIA.

The Committee also considered the acceptability of the terms of the Investment Advisory Agreements. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity.

Investment Performance: The Committee noted that, in view of the distinctive investment objective of the Funds, the investment performance of the Funds (excluding the two actively-managed ETFs) in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Committee was the extent to which each Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its applicable index. In this connection, the Committee evaluated information on the correlation and tracking error between the underlying index and each Fund’s returns for the three-month, one-year, three-year and five-year periods, as applicable.

In the course of its review of correlation and tracking error data, the Committee considered management’s views and explanation of the tracking error for certain Funds, including the following:

Guggenheim BulletShares High Yield Corporate Bond ETFs: A significant source of tracking error for these Funds is attributable to the use of different pricing sources for the Funds and indices as well as different price points (mid versus bid pricing).

Guggenheim Mid-Cap Core ETF (CZA): The tracking error calculation is based on a comparison of a total return fund versus a price-only index in the FUSE report. In this regard, the Committee reviewed supplemental data provided by management regarding a price return fund comparison for the particular index, as well as several others published by the New York Stock Exchange and management’s notation that total return index values are not currently available.

Wilshire Micro-Cap ETF (WMCR): The Fund follows a strategy of holding a subset of index constituents, frequently referred to as sampling, in attempting to deliver benchmark returns due to the broad nature of the index as well as a relatively modest Fund asset size. The strategy is executed using quantitative analysis via portfolio optimization software. In general, full replication will yield smaller amounts of tracking error versus a sampling strategy as full replication seeks to hold all index constituents at similar relative weighting. The peers presented in the FUSE report pursue a full replication strategy.

Guggenheim Multi-Asset Income ETF (CVY): The Fund follows a multi-asset strategy while the peer funds are equity funds. Holdings in preferred and closed-end funds may also have an impact during rebalance periods. In addition, the Fund has used an index sampling strategy from time to time to maintain compliance with limits on investment in registered investment companies as well as avoiding issues regarding U.S. royalty trust securities, which may have an impact on qualified income minimum levels and create tax filing complications.

Guggenheim International Multi-Asset Income ETF (HGI): As with Multi-Asset Income, the Fund employed periodically an index sampling strategy in light of issues with U.S. royalty trust securities in the relevant index. Since a more complete replication of the Fund’s index has been sought after the resolution of tax concerns, the Fund experienced a significant decline in

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 47

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE INVESTMENT ADVISORY
AGREEMENTS AND INVESTMENT SUBADVISORY AGREEMENT continued	August 31, 2013

tracking error when comparing the recent three-month data versus historical periods.

In light of all of the foregoing, the Committee determined that the Funds had in fact tracked their indexes within an acceptable range.

Guggenheim Enhanced Core Bond ETF (GIY) and Guggenheim Enhanced Short Duration Bond ETF (GSY): For the two actively-managed ETFs, the Committee reviewed information comparing each Fund’s total return for the three-month, one-year and three-year periods ended December 31, 2012, compared to the performance of similar funds and relevant market indices, and noted that the three-month and one-year periods reflected solely the active management of the portfolios. The Committee determined that the performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Funds: The Committee reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and expense ratio, as compared to those of the peer group funds presented in the FUSE report. The Committee reviewed the advisory fees for each Fund and noted that the Adviser had either contractually agreed to waive a portion of the fee and/or reimburse expenses to absorb annual operating expenses of certain Funds (excluding interest expenses, a portion of each Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) over a particular amount or, for other Funds, the Committee noted that the advisory fee was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the respective Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Committee noted that the advisory fees were generally within the range of the peer group of funds in the FUSE report and noted the unique nature of certain Funds, making “peer” comparisons less relevant.

In conjunction with its review of fees, the Committee also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreements (without any deduction for sub-advisory fees paid), as well as the fees waived, for certain Funds and the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Funds.

The Committee considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative service fees received by the Adviser from serving as administrator provide it with additional revenue for the Funds without a unitary fee structure. The Committee also noted the Adviser’s statement that it benefits from its association with the Funds by being able to offer investors a range of investment products. Based on all of the information provided, the Committee determined that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale to be Realized: The Committee considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Committee considered each Fund’s asset size, advisory fee structure, net expense ratio giving effect to any applicable expense waiver and/or reimbursement agreement or unitary fee agreement with the Adviser and whether the investment process produced economies of scale. The Committee considered the Adviser’s statement that the generally lower total expenses of ETFs provide fewer opportunities for the Adviser to achieve economies of scale beyond what is provided to shareholders through the relatively low expenses of the ETFs. The Committee was also of the view that economies of scale were being shared with the Funds subject to a unitary fee arrangement by virtue of an advisory fee, set at a relatively low level since the inception of each applicable Fund, that subsumed economies of scale in the fee itself.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of the services provided by the Sub-Adviser, the Committee considered the qualifications, experience, reputation and skills of the Sub-Adviser’s personnel providing portfolio management services to the Sub-Advised Fund and other key personnel. The Committee also considered the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, and the Committee reviewed the financial statements of the Sub-Adviser. The Committee also noted the distinctive nature of the Sub-Advised Fund, as an ETF, which is constructed to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Wilshire US Real Estate Investment Trust Index, an equity index (the “Wilshire US REIT Index”). In this connection, the Committee considered the experience and expertise appropriate in an adviser to ETFs. The Committee concluded that the Sub-Adviser had personnel qualified to provide the services under the Sub-Advisory Agreement. The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement.

Investment Performance: The Committee noted that, in view of the distinctive investment objective of the Sub-Advised Fund, the investment performance of the Sub-Advised Fund in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Committee was the extent to which the Sub-Advised Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its index. In this connection, the Committee evaluated information on the correlation and tracking error between the Wilshire US REIT Index and the Sub-Advised Fund’s returns for the three-month and one-year periods ended December 31, 2012, noting the Fund’s relatively brief period of operations since its inception. The Committee determined that the Sub-Advised Fund had in fact tracked its index within an acceptable range.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Sub-Advised Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate

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CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE INVESTMENT ADVISORY
AGREEMENTS AND INVESTMENT SUBADVISORY AGREEMENT continued	August 31, 2013

of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate does not impact the fees paid by the Sub-Advised Fund and that the Sub-Adviser’s revenues were included in the calculation of the Adviser’s profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Sub-Advised Fund was reasonable.

Economies of Scale to be Realized: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Sub-Advised Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreements, which was separately considered. (See “Investment Advisory Agreements – Economies of Scale to be Realized” above.)

Overall Conclusions

Based on the foregoing, the Committee determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term. Further, at its May 14, 2013 meeting, upon recommendation of the Committee, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 49

This Page Intentionally Left Blank.

TRUST INFORMATION	August 31, 2013

Board of Trustees	Officers	Investment Adviser	Accounting Agent, Custodian
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	and Transfer Agent
	Chief Executive Officer	Investment Advisors, LLC	The Bank of New York
Donald C. Cacciapaglia*		Lisle, IL	Mellon Corp.
	Amy J. Lee		New York, NY
Roman Friedrich III	Chief Legal Officer	Distributor
		Guggenheim Funds	Legal Counsel
Robert B. Karn III	John L. Sullivan	Distributors, LLC	Dechert LLP
	Chief Financial Officer,	Lisle, IL	New York, NY
Ronald A. Nyberg	Chief Accounting Officer
	and Treasurer	Administrator	Independent Registered
Ronald E. Toupin, Jr.,		Rydex Fund Services, LLC	Public Accounting Firm
Chairperson	Joanna M. Catalucci	Rockville, MD	Ernst & Young LLP
	Chief Compliance Officer		Chicago, IL
* Trustee is an “interested
person” (as defined in section	Mark E. Mathiasen
2(a)(19) of the 1940 Act)	Secretary
(“Interested Trustee”) of the
Trust because of his position	Stevens T. Kelly
as the President and CEO of	Assistant Secretary
the Investment Adviser and
the Distributor.	William H. Belden III
Vice President

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds as (800)345-7999.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, visiting Guggenheim Investments website at guggenheiminvestments.com or by accessing the Funds’ Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Investments website at guggenheiminvestments.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 51

ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $150 billion in assets under supervision as of June 30, 2012. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management

The portfolio manager who is currently responsible for the day-to-day management of each Fund’s portfolio is Saroj Kanuri, CFA. Mr. Kanuri is a Director, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors, LLC and joined Guggenheim Funds Distributors, LLC in October of 2006. Prior to joining Guggenheim, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001-2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

Claymore Exchange-Traded Fund Trust 2 Overview

The Claymore Exchange-Traded Fund Trust 2 (the “Trust”) is an investment company complex consisting of 11 separate exchange-traded “index funds” as of August 31, 2013. The investment objective of each of the index funds is to correspond generally to the performance, before fees and expenses, of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the Fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://guggenheiminvestments.com or by calling (800)345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://guggenheiminvestments.com or by calling (800)345-7999. All Funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the Funds.

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(10/13)

ETF - 002 - AR - 0813
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes.  Mr. Barnes is an independent Trustee for purposes of this Item 3 of Form N-CSR.  Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $31,354 and $59,190 for the fiscal years ending August 31, 2013 and August 31, 2012, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, were $0 and $0 for the fiscal years ending August 31, 2013 and August 31, 2012, respectively.

The registrant’s principal accountant did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $30,000 and $19,500 for the fiscal years ending August 31, 2013 and August 31, 2012, respectively.

The registrant’s principal accountant did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ending August 31, 2013 and August 31, 2012, respectively.

The registrant’s principal accountant did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

 IV.C.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Fund (or an officer of the Fund who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit

Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $30,000 and $19,500 for the fiscal years ending August 31, 2013, and August 31, 2012, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the registrant is composed of Ronald A. Nyberg; Ronald E. Toupin, Jr., Randall C. Barnes, Roman Friedrich III and Robert B. Karn III.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded  based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(b)        Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By:        /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           November 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:        /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           November 6, 2013

By:        /s/ John L. Sullivan

Name:         John L. Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           November 6, 2013